As filed with the Securities and Exchange Commission on September 28, 2006

Securities Act File No. 333-71500

Investment Company Act File No. 811-10533

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ☒
Pre-Effective Amendment No.             ☐
Post-Effective Amendment No.  8             ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           ☒

Amendment No. 9
(Check appropriate box or boxes)

RESERVE MUNICIPAL MONEY MARKET TRUST
(Exact Name of Registrant as Specified in Charter)

1250 Broadway
New York, NY 10001-3701
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (212) 401-5500

Edmund P. Bergan, Jr., Esq.
The Reserve
1250 Broadway
New York, NY 10001-3701
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Immediately Upon Filing

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INTERSTATE TAX-EXEMPT FUND

CALIFORNIA TAX-EXEMPT FUND

CONNECTICUT TAX-EXEMPT FUND

FLORIDA TAX-EXEMPT FUND

MASSACHUSETTS TAX-EXEMPT FUND

MICHIGAN TAX-EXEMPT FUND

NEW JERSEY TAX-EXEMPT FUND

OHIO TAX-EXEMPT FUND

PENNSYLVANIA TAX-EXEMPT FUND

VIRGINIA TAX-EXEMPT FUND

of The Reserve Tax-Exempt Trust

NEW YORK TAX-EXEMPT FUND

of The Reserve New York Tax-Exempt Trust

ARIZONA MUNICIPAL MONEY-MARKET FUND

LOUISIANA MUNICIPAL MONEY-MARKET FUND

MINNESOTA MUNICIPAL MONEY-MARKET FUND

of The Reserve Municipal Money-Market Trust

PROSPECTUS

SEPTEMBER 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve.

The Reserve
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@TheR.com
or visit our Web site at www.TheR.com

It Pays to Keep Money in Reserve®

about the funds

Investment Objectives

The investment objective of the Interstate Tax-Exempt Fund is to seek as high a level of short-term interest income exempt from Federal income taxes, including Federal alternative minimum tax, as is consistent with preservation of capital and liquidity.

The investment objective of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, New York Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund, each referred to as a State Tax-Exempt Fund, is to seek as high a level of short-term interest income exempt from Federal income taxes, including the Federal alternative minimum tax, and from state and local income, intangible and/or property taxes, if any, as is consistent with preservation of capital and liquidity. The investment objective of the Arizona Municipal Money-Market Fund, Louisiana Municipal Money-Market Fund and Minnesota Municipal Money-Market Fund, each referred to as a Municipal Fund, is to seek as high a level of short-term interest income exempt from Federal income tax and the respective state and local income and/or property taxes, if any, as is consistent with preservation of capital and liquidity. The State Tax-Exempt Funds and Municipal Funds (together referred to as the "State Funds") and the Interstate Tax-Exempt Fund together are referred to as the "Funds."

Principal Investment Strategies

The Funds are money-market mutual funds designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in short-term securities and seeks to maintain a stable $1.00 share price.

•  Short-term securities – securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. denominated money-market securities that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days.

•  Money-market securities – short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

about the funds

Each Fund may invest in U.S. government securities backed by the full faith and credit of the U.S. government.

•  U.S. government securities – securities issued by the government of the United States, its agencies and instrumentalities.

•  Full faith and credit – The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

Interstate Tax-Exempt Fund. The Interstate Tax-Exempt Fund seeks to attain its objective by investing at least 80% of the Fund's net assets, plus amounts of any borrowings for investment purposes, in high-quality municipal obligations issued by states, counties, or other governmental entities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax). Interest received on certain otherwise tax-exempt securities issued by or on behalf of public authorities to finance various facilities operated for private profit, know as "private activity bonds," may be classified as "tax-preference items," which could subject certain shareholders to the Federal alternative minimum tax.

•  Private activity bonds – Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.

•  Municipal obligations – Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

State Tax-Exempt Funds. Each State Tax-Exempt Fund seeks to attain its objective by investing at least 80% of the value of its net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), and from state and, if applicable, local income, intangible and personal property taxes, for the specified State. A State Tax-Exempt Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally exempt only from Federal income taxes. Interest received on private activity bonds may be classified as "tax preference items" which could subject certain shareholders to the Federal alternative minimum tax.

about the funds

Municipal Funds. Each Municipal Fund seeks to attain its objective by investing at least 80% of the value of the net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that pay interest that is in the opinion of bond counsel to the issuer, is generally excludable from gross income for federal income tax purposes and from state and, if applicable, city income, intangible and personal property taxes, for the specified State. Each Municipal Fund's principal investment strategies also include investing, without limitation, in tax-exempt municipal securities which could subject certain shareholders to the federal alternative minimum tax.

Municipal Obligations. Municipal obligations include general obligation bonds, revenue bonds, private activity bonds (or industrial development bonds under pre-1986 law) and moral obligation bonds. Certain types of PABs are issued by or on behalf of public authorities to finance various facilities operated for private profit Municipal obligations may bear fixed, variable or floating rates of interest.

•  General obligation bonds – Obligations backed by the taxing power of the issuer.

•  Revenue bonds – Obligations backed by revenue from a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.

•  Industrial development bonds – An industrial development bond or note is a specific type of revenue bond or note backed by the credit of a private issuer.

•  Moral obligation bonds – Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

General obligation bonds, revenue bonds, private activity bonds, industrial development bonds and moral obligation bonds must all meet the same credit quality standards, as described below.

Repurchase Agreements. Each of the Funds may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

•  Repurchase agreements – Under a repurchase agreement, the seller agrees to repurchase a security from the buyer at a mutually agreed upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

about the funds

Credit Quality. The Funds may purchase tax-exempt securities, which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or the equivalent. Obligations which are not rated may also be purchased, provided that the Adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

Maturity. The Funds may purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such obligations requires more than seven (7) days' notice.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

Principal Risks

The Funds are money-market mutual funds that seek to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. The Funds cannot guarantee that their respective NAV will remain at $1.00 per share.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

•  Interest Rate Risk. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates rise, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

•  Credit Quality Risk. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security can cause the value of a money-market security to decrease.

•  Returns. Because money-market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

about the funds

•  Guaranteed Securities Risks. The investments secured by letters of credit or bank guarantees are also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

•  Suitability. Different investors have different investment goals. Investments in money-market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Funds are not intended to be a balanced investment program. Each Fund is intended to provide professional management for your cash and a convenient way to gain tax-exempt interest income as a part of a diversified portfolio. A state tax-exempt fund is generally not suitable for residents of another state.

•  Taxability Risk. The Funds intend to minimize the payment of taxable income to shareholders by investing in municipal obligations and other tax-exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield could be adversely affected. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable. The dividends paid to shareholders with respect to such security may be taxable, however.

The Funds are also subject to the risks associated with the types of securities held:

•  Repurchase Agreements. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

•  Municipal Securities. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

•  State-Specific Risks. Each State Fund concentrates investments in municipal obligations of issuers located in the state for which it is named. The municipal obligation market is volatile. Particularly, investments secured by letters of credit or guarantees of banks are subject to the same risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, there are specific risks associated with investing in a single state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit about the funds

quality of issuers of municipal securities located in that state. Below are some of the risks particular to each State Fund offered in this Prospectus:

•  California Tax-Exempt Fund: There are special risks inherent in the Fund's investments in California municipal obligations that result from statutes that limit the taxing and spending authority of California governmental agencies, as well as the general financial condition of the state. The state's limited authority to balance the budget will impact the size of the budget deficits and add to the state's borrowing costs.

•  Connecticut Tax-Exempt Fund: The credit quality of Connecticut's debt is dependent on property taxes, personal income tax and corporate income tax. In light of increasing interstate and global competition, the high cost of doing business in the state also has an impact on the state government.

•  Florida Tax-Exempt Fund: Florida revenues are closely related to the tourism business. Disruptions to this business, for example adverse weather conditions, can reduce the sales tax revenue vital to the state. Investors in the Florida Tax-Exempt Fund should note that the State of Florida's intangible personal property tax has been repealed effective January 1, 2007.

•  Massachusetts Tax-Exempt Fund: High technology research and development, finance and trade are all prominent in the commonwealth's economy. The service sector, in which tourism is primary, employs over one-third of Massachusetts workers. The state's finances are dependent on continued growth in these businesses.

•  Michigan Tax-Exempt Fund: Michigan's financial condition continues to rely heavily on the cyclical auto industry.

•  New Jersey Tax-Exempt Fund: New Jersey has had continuing difficulty balancing its budget. The inability to address this issue in a satisfactory manner has increased with the problems associated with its state government. These issues will continue to hinder the state's ability to access the debt markets for future operations.

•  New York Tax-Exempt Fund: There are the special risks inherent in investing in New York municipal obligations that result from the poor financial condition of upstate New York and New York City in particular. Elevated public security expenses have dramatically added to the liabilities of both the state and the city.

•  Ohio Tax-Exempt Fund: Ohio's economy is closely tied to the nation's cyclical manufacturing sector. The state's finances are directly tied to production and demand for steel, rubber, plastics and fabricated metals.

about the funds

•  Pennsylvania Tax-Exempt Fund: Diverse social, environmental and economic factors affect the financial condition of Pennsylvania and its political subdivisions. The Pittsburgh and Philadelphia metropolitan areas, situated at opposite ends of the state, dominate the commercial and industrial life of their regions. Manufacturing and agricultural businesses are primary to the state's revenues.

•  Virginia Tax-Exempt Fund: Virginia's economy, once heavily dependent upon agriculture, is now well diversified. Together with federal government jobs, the tourism and technology sectors have combined to keep unemployment relatively low, but are subject to the risks affecting those sectors.

•  Arizona Municipal Money-Market Fund: Arizona's economy relies principally on tourism, trade, manufacturing and construction. The state is constitutionally prohibited from issuing general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (such as cities and school districts) or are tied to specific projects. Arizona's constitution also imposes limitations on the debt of local governments and school districts, which may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

•  Louisiana Municipal Money-Market Fund: Investors should consider the special risks inherent in investing in Louisiana municipal obligations, which result from the complex nature of the state's economy and adverse weather conditions. Specifically, employment and income levels will be a concern as the state experiences the severe and devastating effects of Hurricane Katrina (August-September 2005). While Federal aid has been swift and meaningful, the state's tax revenue potential has been seriously impaired. Other less serious concerns include the slowing growth in the gaming industry, the consolidation of the healthcare industry and decreased growth in the mining industry.

•  Minnesota Municipal Money-Market Fund: Currently, slower economic growth in Minnesota is reflected in a decline in business investment spending, exports and an increase in the state's unemployment rates.

about the funds

Performance

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. No performance information is presented for the Arizona Municipal Money-Market Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus. The bar charts show annual total returns on each Fund's Class R shares or the Single Class shares of the State Funds for each of the last ten calendar years or for each completed calendar year since inception, as applicable. After-tax returns for other classes may vary. The tables show performance for each class of the Funds' shares, except those classes which did not have a full calendar year of operations. Past performance is not necessarily an indication of how a Fund will perform in the future.

During the periods shown above, the highest quarterly return was 0.83% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.13%

Average Annual Total Returns as of December 31, 2005	One Year	Five Years	Ten Years or Since Inception
Interstate Tax-Exempt Fund -
Class R	1.41%	0.83%	1.76%
Class 75	1.66%	—	1.49	%^
Class 70	1.71%	—	1.47	%^^
Class Treasurer's Trust	1.81%	—	1.07	%**
Class 45	1.97%	—	1.22	%†
Class 25	2.17%	—	1.42	%*
Class 15	2.27%	—	1.42	%††
Class Institutional	— ##	—	2.36	%#

*  Class inception date is May 29, 2001.

**  Class inception date is April 17, 2001.

†  Class inception date is August 7, 2003.

††  Class inception date is January 13, 2003.

^  Class inception date is September 23, 2004.

^^  Class inception date is August 16, 2004.

#  Class inception date is February 1, 2005.

##  No performance information is included since, as of the date of this Prospectus, the share class has not completed a full calendar year of operations. Effective September 1, 2006, Class 12 was renamed Class Institutional.

about the funds

During the periods shown above, the highest quarterly return was 0.71% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.12%.

During the periods shown above, the highest quarterly return was 0.79% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.13%.

During the periods shown above, the highest quarterly return was 0.84% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.14%.

about the funds

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004 The return for the period from January 1, 2006 to June 30, 2006 was 1.13%.

During the periods shown above, the highest quarterly return was 0.86% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.14%.

During the periods shown above, the highest quarterly return was 0.80% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.12%.

about the funds

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.11%.

During the periods shown above, the highest quarterly return was 0.85% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.14%.

During the periods shown above, the highest quarterly return was 0.87% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.15%.

about the funds

During the periods shown above, the highest quarterly return was 0.50% for the quarter ended March 31, 2001 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.15%.

Average Annual Total Returns as of December 31, 2005	One Year	Five Years	Ten Years or Since Inception
California Tax-Exempt Fund*	1.36%	0.75%	1.57%
Connecticut Tax-Exempt Fund	1.36%	0.75%	1.63%
Florida Tax-Exempt Fund**	1.44%	0.84%	1.69%
Massachusetts Tax-Exempt Fund	1.38%	0.78%	1.70%
Michigan Tax-Exempt Fund#	1.40%	0.74%	1.33%
New Jersey Tax-Exempt Fund##	1.37%	0.78%	1.63%
New York Tax-Exempt Fund	1.34%	0.78%	1.67%
Ohio Tax-Exempt Fund†	1.42%	0.76%	1.42%
Pennsylvania Tax-Exempt Fund††	1.42%	0.81%	1.55%
Virginia Tax-Exempt Fund‡	1.34%	0.68%	1.04%

*  Fund Inception date is July 2, 1999

**  Fund inception date is June 24, 1996.

#  Fund inception date is December 14, 1998.

##  Fund inception date is June 21, 1994.

†  Fund inception date is April 1, 1998.

††  Fund inception date is September 12, 1997.

‡  Fund inception date is March 3, 2000.

During the periods shown above, the highest quarterly return was 0.72% for the quarter ended December 31, 2005 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.24%.

about the funds

During the periods shown above, the highest quarterly return was 0.45% for the quarter ended December 31, 2005 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2006 to June 30, 2006 was 1.15%.

Average Annual Total Returns as of December 31, 2005	One Year	Five Years	Since Inception*
Louisiana Municipal Money-Market Fund	1.60%	—	0.62%
Minnesota Municipal Money-Market Fund	1.34%	—	0.59%

*  Both Funds inception date is April 17, 2002.

For a Fund's current yield, call toll-free (800) 637-1700
or visit our Web site at www.TheR.com.

Fees & Expenses

Certain Funds offer different classes of shares with different minimum investment requirements and different services. Classes Institutional, 15, 20, 25, 35 and 45, which are designed for institutional investors, have higher minimum investments and fewer services than Classes Treasurer's Trust, 70, 75, 95, R and Single, which are designed for individual investors. Some classes are available only through certain financial intermediaries. You may pay the fees and expenses, described in the table below, if you buy and hold shares of a Fund, as indicated. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

about the funds

Florida Tax-Exempt Fund and Minnesota Municipal Money-Market Fund

Shareholder Fees
(Fees paid directly from your investment)	Single Class
Shareholder Transaction Fees*	None
Redemption Fees**	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee***	0.80%
Distribution and Services (12b-1) Fee	0.20%
Other Expenses†	0.01%
Total Annual Fund Operating Expenses††	1.01%

Other Funds

Shareholder Fees
(Fees paid directly from your investment)	Class R	Single Class	Class 95	Class 75	Class 70	Class Treasurer's Trust
Shareholder Transaction Fees*	None	None	None	None	None	None
Redemption Fees**	None	None	None	None	None	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee***	0.80%	0.80%	0.75%	0.55%	0.50%	0.60%
Distribution and Services (12b-1) Fee	0.20%	0.20%	0.20%	0.20%	0.20%	None
Other Expenses†	None	None	None	None	None	None
Total Annual Fund Operating Expenses††	1.00%	1.00%	0.95%	0.75%	0.70%	0.60%
Shareholder Fees

(Fees paid directly from your investment)	Class 45	Class 35	Class 25	Class 20	Class 15
Shareholder Transaction Fees*	None	None	None	None	None
Redemption Fees**	None	None	None	None	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee***	0.45%	0.35%	0.25%	0.20%	0.15%
Distribution and Services (12b-1) Fee	None	None	None	None	None
Other Expenses†	None	None	None	None	None
Total Annual Fund Operating Expenses††	0.45%	0.35%	0.25%	0.20%	0.15%

about the funds

Shareholder Fees
(Fees paid directly from your investment)	Class Institutional
Shareholder Transaction Fees*	None
Redemption Fees**	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee***	0.12%
Distribution and Services (12b-1) Fee	None
Other Expenses†	None
Total Annual Fund Operating Expenses††	0.12%

*  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R, Class Treasurer's Trust and Single Class accounts with a monthly average account balance of less than $1,000, Class 95 accounts with less than $10,000 and Class Institutional, 15, 20, 25, 35, 45, 70 and 75 accounts with less than $100,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and Single Class shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Institutional, 15, 20, 25, 35, 45, 70, 95 and Treasurer's Trust shares. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

**  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See "How to Sell Shares."

***  Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Funds for the following percentages of the respective Fund's average daily net assets: 0.01% for the Connecticut Tax-Exempt Fund, 0.01% for the Florida Tax-Exempt Fund, 0.01% for the Michigan Tax Exempt Fund, 0.01% for the Pennsylvania Tax-Exempt Fund, 0.09% for the Virginia Tax-Exempt Fund, 0.08% for the Arizona Municipal Money-Market Fund, 0.47% for the Louisiana Municipal Money-Market Fund and 0.07% for the Minnesota Municipal Money-Market Fund. After the waiver, the management fees were the following percentages of the respective Fund's average daily net assets: 0.79% for the Connecticut Tax-Exempt Fund, 0.79% for the Florida Tax-Exempt Fund, 0.79% for the Michigan Tax Exempt Fund, 0.79% for the Pennsylvania Tax-Exempt Fund, 0.71% for the Virginia Tax-Exempt Fund, 0.72% for the Arizona Municipal Money-Market Fund, 0.33% for the Louisiana Municipal Money-Market Fund and 0.73% for the Minnesota Municipal Money-Market Fund.

†  Other Expenses for the Arizona Municipal Money-Market Fund include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, insurance, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees and other government imposed fees and expenses, costs of shareholder meetings, including proxy solicitations, the compensation of the Chief Compliance Officer and related expenses, the fees of the Trustees who are not interested persons of the investment adviser as defined in the Investment Company Act (the "Independent Trustees") and the fees of the about the funds

independent counsel to the Independent Trustees. Other Expenses for the Louisiana and Minnesota Municipal Money-Market Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees and the fees and costs of the disinterested Trustees. Other Expenses for all other Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

††  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund's average daily net assets: 0.99% for the Connecticut Tax-Exempt Fund, 1.00% for the Florida Tax-Exempt Fund, 0.99% for the Michigan Tax Exempt Fund, 0.99% for the Pennsylvania Tax-Exempt Fund, 0.91% for the Virginia Tax-Exempt Fund, 0.92% for the Arizona Municipal Money-Market Fund, 0.52% for the Louisiana Municipal Money-Market Fund and 0.94% for the Minnesota Municipal Money-Market Fund.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Florida Tax-Exempt Fund and Minnesota Municipal Money-Market Fund:	One Year	Three Years	Five Years	Ten Years
Single Class	$103.53	$323.05	$560.33	$1,240.90
Louisiana Municipal Money-Market Fund	One Year	Three Years	Five Years	Ten Years
Single Class	$101.48	$316.72	$549.46	$1,217.49

about the funds

Other Funds*	One Year	Three Years	Five Years	Ten Years
Class R and Single Class	$102.50	$319.89	$554.90	$1,229.20
Class 95	$97.38	$304.04	$527.69	$1,170.52
Class 75	$76.88	$240.52	$418.31	$932.93
Class 70	$71.75	$224.60	$390.82	$872.81
Class Treasurer's Trust	$61.50	$192.71	$335.68	$751.69
Class 45	$46.13	$144.75	$252.53	$567.82
Class 35	$35.88	$112.70	$196.82	$443.75
Class 25	$25.63	$80.58	$140.87	$318.48
Class 20	$20.50	$64.50	$112.81	$255.39
Class 15	$15.38	$48.40	$84.7	$192.00
Class Institutional	$12.30	$38.73	$67.80	$153.82

*  The Arizona Municipal Money Market Fund presently offers Class Treasurer's Trust, Class 75 and Class R shares.

Fund Management

The Investment Adviser. The investment adviser for each of the Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001-3701. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2006, RMCI had over $34 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees of the respective Trust, under the terms of an Investment Management Agreement with each Trust, on behalf of each of the Funds. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund. For its services each Fund pays RMCI a comprehensive management fee at an annual rate based on the average daily net assets of each outstanding class of a Fund's shares, according to the following schedule:

R	Single Class	95	Treasurer's Trust	75	70	45	35	25	20	15	Institutional
0.80%	0.80%	0.75%	0.60%	0.55%	0.50%	0.45%	0.35%	0.25%	0.20%	0.15%	0.12%

A discussion regarding the basis for the approval by the Board of Trustees of the Investment Management Agreement will be available in each Fund's Semi-Annual Report to Shareholders for the period ending November 30, 2006.

about the funds

The Distributor. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, is an affiliate of RMCI. Each Trust, on behalf of its respective Funds, has adopted a Distribution Plan under Rule 12b-1, which allows the Classes 70, 75, 95 and R of the Interstate Fund, Class R and Class 75 of the Arizona Municipal Money-Market Fund and the Single Class of shares of the State Funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The amount payable under each distribution plan is 0.20% per year of the average net assets of the respective share class. Since this fee is paid out of the assets of the respective share class on an on-going basis, over time these fees will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

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How to Buy Shares

Share Classes. The Interstate Fund offers Class R, Class Treasurer's Trust, Class 95, Class 75 and Class 70 shares and Class Institutional, Class 15, Class 20, Class 25, Class 35 and Class 45 shares. The Arizona Municipal Money Market Fund offers Class Treasurer's Trust, Class 75 and Class R shares. Each of the State Funds, the Louisiana Municipal Money Market and the Minnesota Municipal Money Market offers a Single Class of shares. Class R, Class Treasurer's Trust, Class 95, Class 75 and Class 70 shares are designed to offer a variety of pricing options and services to meet the needs of both individual investors and institutions that make Fund shares available to their customers and Class Institutional, Class 15, Class 20, Class 25, Class 35 and Class 45 shares are designed for institutional investors. You will need to decide on a share class to purchase before making your initial investment. You should consider the size of your investment and the impact of potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Each share class may not be available for purchase in all states. Please call The Reserve at 800-637-1700 to find out if a Fund is eligible for sale in your state or jurisdiction.

Account Ownership. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share (NAV) for that class of shares, reduced by any applicable redemption fee. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

Calculation of Net Asset Value. Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests (the "cut-off time"). The cut-off time is 12:00 p.m. Eastern Time for the Funds. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next asset value calculated after your order is received by a Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds'

your account

distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Funds' NAV. The NAV for each class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25% from the Funds' NAV calculated using amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a NAV per share solely by using available market quotations. The Funds cannot guarantee that their respective NAVs will remain at $1.00 per share.

Minimum Investments. Different share classes of the Funds are subject to a different minimum initial and subsequent investment requirements, as indicated below. The reinvestment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time.

Minimum Initial and Subsequent Investment:

Share Class	Initial Minimum
Class Institutional	$35 million
Class 15	$20 million
Class 20	$15 million
Class 25	$10 million
Class 35	$7 million
Class 45	$5 million
Class Treasurer's Trust	None*
Class 70	$2 million
Class 75	$1 million
Class 95	$50,000
Class R and Single Class	None*

  *  $1,000 for an IRA

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The minimum subsequent investment for each class is:

Share Class	Subsequent Minimum
Class Institutional	$2.5 million
Class 15	$1 million
Class 20	$500,000
Class 25	None
Class 35	None
Class 45	None
Class Treasurer's Trust	None*
Class 70	None
Class 75	None
Class 95	None
Class R and Single Class	None*

  *  $250 for an IRA

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•  By check – You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

•  By Federal wire – Call The Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares With Securities. Subject to the approval of the respective Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the

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security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. Each Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Funds.

Joint Ownership. When an account is registered in the name of two people for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Account Application provides that persons who register their account jointly indemnify and hold the Trust harmless for actions taken by either party.

Investments Through Third Parties. Investments made through a third party such as a broker/dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Under certain circumstances, the Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either Fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone, if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries and some intermediaries may

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impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds. The Funds may change or discontinue the exchange privilege at any time.

Reserve Automatic Asset-Builder Plan.SM You may make automatic purchases of Class R, Class Treasurer's Trust, Class 95, Class 75 or Class 70 shares of the Interstate Fund, or of the Single Class shares of the State Funds, by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve at 800-637-1700 or visit our Web site, www.TheR.com, for an application.

Right to Refuse Purchases and Exchanges. The Funds reserve the right to refuse any purchase or exchange request for any reason.

Anti-Money Laundering Requirements. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request such information from shareholders as will enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on any day that the Funds' NAV is calculated. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if a Fund had not yet collected

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payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $100 may be charged for redemption checks of less than $100,000 by Class Institutional, Class 15, Class 20, Class 25, Class 35, Class 45, Class 70, Class 95 and Class Treasurer's Trust shareholders and a fee of $2 may be charged for redemption checks of less than $100 by Class 75 and R shareholders. There will be a fee of $10 on all wire redemptions of less than $10,000 for Class R, Class 75 and Single Class shares of the State Funds. Additionally, a wire redemption fee may be charged according to the table below. Service fees may be reduced or waived under certain conditions.

Class	Fee	On Amounts Less Than
Class Institutional	$10	$750,000
Class 15	$100	$500,000
Class 20	$100	$100,000
Class 25	$100	$100,000
Class 35	$100	$100,000
Class 45	$100	$100,000
Class Treasurer's Trust	$100	$100,000
Class 70	$100	$100,000
Class 75	$10	$10,000
Class 95	$100	$100,000
Class R and Single Class	$10	$10,000

The Funds assume no responsibility for delays in the receipt of wired or mailed funds. Each Fund's NAV is not calculated and redemption requests are not accepted on days the Federal Reserve is closed.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request with a medallion signature guarantee to the Funds. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign

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up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A medallion signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Funds for information regarding the applicable withholding requirements.

Medallion Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a Medallion signature guarantee for one of the account's registered owners.

Redemptions Through Third Parties. If you purchased or hold Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees.

Redemptions Through the Exchange Privilege. A Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

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Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve/Hallmark family of funds. The Funds may change or discontinue the exchange privilege at any time.

Redemptions in Kind. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA account, has an average monthly account balance of less than $1,000 for Class R, Class Treasurer's Trust or for the Single Class shares of the State Funds, or the Louisiana and Minnesota Municipal Money-Market Funds and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days' notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance for Class 95 shares is $10,000 and for Class Institutional, Class 15, Class 20, Class 25, Class 35, Class 45, Class 70 and Class 75 shares is $100,000. Some financial intermediaries may establish different minimum balances and fee amounts.

Frequent Purchases and Redemptions

Each Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchases and

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sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

shareholder services

Shareholder Services

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our Web site at www.TheR.com. The following shareholder services are available to investors who hold their shares directly through The Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

Reserve Easy Access.SM Easy Access is The Reserve's 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

Reserve OnLine Access.SM You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.TheR.com. You must call The Reserve at 800-637-1700 to activate On-Line Access.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Special Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

Stop Payments. Each Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by a Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing.

shareholder services

Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

The following services are available only to investors in the Funds' retail share classes, Class R, Class Treasurer's Trust, Class 95, Class 75, Class 70 and the Single Class shares of the State Funds:

Reserve Automatic Asset-Builder Plan.SM The Asset Builder Plan enables you may make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account.

Reserve Automatic Transfer Plan.SM With the Automatic Transfer Plan, you may make free automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 minimum amount for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the Fund.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.TheR.com, for an IRA account application.

Reserve Cash Performance Account.SM The Reserve Cash Performance Account (Reserve CPA®) offers a comprehensive package of services, including unlimited, no minimum checking, and detailed monthly statements. A Visa Gold Check Card (with ATM access) and the Reserve Airline Rewards Program are available for an annual fee. There is no monthly fee, but a $1,000 minimum is required to open a Reserve CPA account.

Reserve Cash Performance Plus.SM The Reserve CPA "Plus"® (CPA+) offers all of the services included with the CPA account, plus a year-end summary statement and a free Visa Platinum Check Card (with ATM access). The Reserve Airline Rewards Program is available for an annual fee. There is a monthly fee of $5.00 and a $5,000 minimum is required to open a CPA+ account.

Reserve eChecking.® Reserve eChecking is another way you can make redemptions from your account through check writing privileges. Reserve eChecking is an on-line bill payment service, which provides the ability pay bills and more with point-and-click-convenience. You will be charged a fee, currently $4.95 per month, for unlimited transactions.

shareholder services

Reserve eDelivery.SM The Funds may provide electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.TheR.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Shareholder Service Policies. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase the minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

dividends, distributions & taxes

Dividends, Distributions & Taxes

The following discussion is intended as general information only; it is not a complete analysis of the Federal tax implications of an investment in a Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the Federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by a Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting a Fund and its shareholders are subject to change, including retroactive change.

The Funds declare dividend distributions daily and pay them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Funds anticipate that most of their dividends will consist of interest income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of a Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by each Fund at least annually.

Each Fund intends to maintain its status as a regulated investment company for Federal income tax purposes, so that a Fund will not be liable for Federal income taxes on the amounts distributed to shareholders. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes.

The tax rate on certain dividend income and long-term capital gains is reduced under current law through 2010. However, to the extent each Fund's distributions are derived from taxable income on short-term debt securities and sort-term capital gains, a Fund's distributions will not be eligible for this reduced tax rate. Distributions of any long-term capital gains earned by the Fund would be taxable to you as a long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Funds. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because each Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

dividends, distributions & taxes

After the end of each year, each Fund will provide you with information about the dividends and distributions you received. If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

TAX-EXEMPT FUNDS. The Tax-Exempt Funds will only purchase a municipal obligation or other tax-exempt security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., "tax-exempt"). To the extent that the dividends distributed by a Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are properly designated as "exempt-interest dividends" by the Tax-Exempt Fund, they are generally exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is also excludable from gross income for the specific State's income tax purposes, they are exempt from personal income tax of the specific state (and in certain circumstances, local income tax). To the extent applicable, the value of shares in a State Fund should be exempt from state and/or local intangible personal property taxes in the specific state. Investors in the Florida Tax-Exempt Fund should note that the Florida intangible personal property tax has been repealed effective January 1, 2007. If you hold shares of the Interstate Tax-Exempt Fund or a State Fund investing in a state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax. Capital gain distributions may be subject to the income tax of the specific state.

There is the possibility that events occurring after the date of issuance of a security, or after the Interstate Tax-Exempt Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includible in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Individual and corporate investors in the Funds may be subject to the federal alternative minimum tax (AMT) with respect to distributions that are attributable to income from investments by the Funds in private activity bonds. Distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income.

A Tax-Exempt Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For Federal income tax purposes, some or all of this market discount will be included in the Tax-Exempt Fund's ordinary income and will be ordinary income when it is paid to you. A Tax-Exempt Fund's investments in these and certain other debt obligations may cause the Tax-Exempt Fund to recognize taxable income in excess of the cash received from such obligations. If this happens, such Tax-Exempt Fund may be required to sell other investments in order to satisfy its distribution requirements.

dividends, distributions & taxes

It is each Fund's intention to distribute substantially all of its net investment income. At times a portion of a Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, a Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, will be distributed by each Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund.

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information for 2006 has been audited by KPMG LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-637-1700. For all periods ending on or before May 31, 2005, the information provided was audited by another auditor.

Interstate Tax-Exempt Fund

	Class R
	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0182	0.0070	0.0010	0.0034	0.0108
Dividends from net investment income	(0.0182)	(0.0070)	(0.0010)	(0.0034)	(0.0108)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.84%	0.70%	0.10%	0.34%	1.09%
Ratios/Supplemental Data
Net assets end of year (millions)	$285.5	$261.4	$283.5	$280.4	$295.7
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	1.00%	0.90%	0.99%	1.01%
Ratio of net investment income to average net assets	1.85%	0.69%	0.10%	0.33%	1.08%
	Treasurer's Trust
	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0222	0.0109	0.0040	0.0074	0.0149
Dividends from net investment income	(0.0222)	(0.0109)	(0.0040)	(0.0074)	(0.0149)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	2.25%	1.10%	0.40%	0.74%	1.50%
Ratios/Supplemental Data
Net assets end of period (millions)	$40.7	$48.7	$22.5	$29.2	$20.5
Ratio of expenses to average net assets, before fee waivers	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of expenses to average net assets net of fee waivers	0.60%	(b)	(b)	(b)	(b)
Ratio of net investment income to average net assets	2.25%	1.24%	0.37%	0.71%	1.59%

Interstate Tax-Exempt Fund (continued)

	Class 75			Class 70			Class 45
	Year Ended May 31,	September 23, 2004* to May 31,		Year Ended May 31,	August 16, 2004* to May 31,		Years Ended May 31,		August 7, 2003* to May 31,
	2006	2005		2006	2005		2006	2005	2004
Net asset value at beginning of period	$1.0000	$1.0000		$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
Net investment income	0.0207	0.0083		0.0212	0.0092		0.0237	0.0123	0.0044
Dividends from net investment income	(0.0207)	(0.0083)		(0.0212)	(0.0092)		(0.0237)	(0.0123)	(0.0044)
Net asset value at end of period	$1.0000	$1.0000		$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
Total Return	2.09%	0.83%		2.15%	0.93%		2.40%	1.25%	0.45%
Ratios/Supplemental Data
Net assets end of period (millions)	$6.4	$—	^	$2.6	$0.9		$0.3	$0.10	$—	^
Ratio of expenses to average net assets, before fee waivers	0.75%	0.75	%(a)	0.70%	0.71	%(a)	0.45%	0.46%	0.44	%(a)
Ratio of expenses to average net assets net of fee waivers	0.75%	(b)		0.70%	(b)		0.45%	(b)	(b)
Ratio of net investment income to average net assets	2.67%	1.60	%(a)	2.12%	1.10	%(a)	2.46%	1.37%	0.55	%(a)

	Class 25
	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0257	0.0144	0.0075	0.0109	0.0184
Dividends from net investment income	(0.0257)	(0.0144)	(0.0075)	(0.0109)	(0.0184)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	2.61%	1.46%	0.75%	1.09%	1.86%
Ratios/Supplemental Data
Net assets end of period (millions)	63.0	$77.7	$15.9	$17.8	$16.3
Ratio of expenses to average net assets, before fee waivers	0.25%	0.25%	0.25%	0.25%	0.26%
Ratio of expenses to average net assets net of fee waivers	0.25%	(b)	(b)	(b)	(b)
Ratio of net investment income to average net assets	2.50%	1.76%	0.74%	1.07%	1.96%

Interstate Tax-Exempt Fund (continued)

	Class 15
	Years Ended May 31,			January 13, 2003* to May 31,
	2006	2005	2004	2003
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0267	0.0154	0.0085	0.0039
Dividends from net investment income	(0.0267)	(0.0154)	(0.0085)	(0.0039)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	2.71%	1.56%	0.86%	0.39%
Ratios/Supplemental Data
Net assets end of period (millions)	$0.1	$0.1	$0.1	$0.1
Ratio of expenses to average net assets, before fee waivers	0.15%	0.16%	0.15%	0.15	%(a)
Ratio of expenses to average net assets net of fee waivers	0.15%	(b)	(b)	(b)
Ratio of net investment income to average net assets	2.55%	1.54%	0.85%	1.03	%(a)

	Class Institutional^^
	Year Ended May 31, 2006	February 1, 2005* to May 31, 2005
Net asset value at beginning of period	$1.0000	$1.0000
Net investment income	0.0271	0.0069
Dividends from net investment income	(0.0271)	(0.0069)
Net asset value at end of period	$1.0000	$1.0000
Total Return	2.75%	0.70%
Ratios/Supplemental Data
Net assets end of period (millions)	$0.0	$—	^
Ratio of expenses to average net assets, before fee waivers	0.12%	0.12	%(a)
Ratio of expenses to average net assets net of fee waivers	0.12%	(b)
Ratio of net investment income to average net assets	2.73%	2.12	%(a)

California Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0177	0.0068	0.0006	0.0033	0.0098
Dividends from net investment income	(0.0177)	(0.0068)	(0.0006)	(0.0033)	(0.0098)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.79%	0.69%	0.06%	0.33%	0.98%
Ratios/Supplemental Data
Net assets end of year (millions)	$124.1	$105.2	$101.2	$109.0	$109.3
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	1.00%	0.89%	0.99%	1.01%
Ratio of net investment income to average net assets	1.80%	0.69%	0.06%	0.32%	1.00%

Connecticut Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0179	0.0068	0.0006	0.0025	0.0092
Dividends from net investment income	(0.0179)	(0.0068)	(0.0006)	(0.0025)	(0.0092)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.81%	0.68%	0.06%	0.25%	0.92%
Ratios/Supplemental Data
Net assets end of year (millions)	$27.3	$23.4	$21.5	$36.4	$41.2
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	0.99%	1.00%	0.86%	0.98%	1.01%
Ratio of net investment income to average net assets	1.79%	0.68%	0.06%	0.25%	0.92%

Florida Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0185	0.0072	0.0006	0.0036	0.0105
Dividends from net investment income	(0.0185)	(0.0072)	(0.0006)	(0.0036)	(0.0105)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.86%	0.73%	0.06%	0.36%	1.05%
Ratios/Supplemental Data
Net assets end of year (millions)	$55.1	$43.1	$39.5	$45.9	$32.1
Ratio of expenses to average net assets, before fee waivers	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	1.00%	0.91%	0.99%	1.00%
Ratio of net investment income to average net assets	1.88%	0.74%	0.06%	0.35%	0.99%

Massachusetts Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0181	0.0068	0.0006	0.0030	0.0099
Dividends from net investment income	(0.0181)	(0.0068)	(0.0006)	(0.0030)	(0.0099)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.82%	0.68%	0.06%	0.30%	0.99%
Ratios/Supplemental Data
Net assets end of year (millions)	$28.5	$22.2	$17.8	$20.8	$21.0
Ratio of expenses to average net assets, before fee waivers	1.00%	1.01%	1.01%	1.00%	1.00%
Ratio of expenses to average net assets net of fee waivers	(b)	1.00%	0.88%	0.98%	1.00%
Ratio of net investment income to average net assets	1.84%	0.69%	0.06%	0.30%	0.99%

Michigan Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0182	0.0069	0.0006	0.0029	0.0080
Dividends from net investment income	(0.0182)	(0.0069)	(0.0006)	(0.0029)	(0.0080)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.84%	0.70%	0.06%	0.29%	0.81%
Ratios/Supplemental Data
Net assets end of year (millions)	$16.3	$16.6	$12.1	$7.9	$8.5
Ratio of expenses to average net assets, before fee waivers	1.00%	1.01%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	0.99%	1.00%	0.91%	0.98%	1.00%
Ratio of net investment income to average net assets	1.78%	0.77%	0.06%	0.29%	0.64%

New Jersey Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0178	0.0068	0.0006	0.0029	0.0101
Dividends from net investment income	(0.0178)	(0.0068)	(0.0006)	(0.0029)	(0.0101)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.80%	0.68%	0.06%	0.29%	1.01%
Ratios/Supplemental Data
Net assets end of year (millions)	$54.0	$45.0	$50.2	$56.0	$57.5
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.99%	0.87%	0.97%	1.01%
Ratio of net investment income to average net assets	1.81%	0.66%	0.06%	0.28%	0.94%

Ohio Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0184	0.0071	0.0006	0.0030	0.0082
Dividends from net investment income	(0.0184)	(0.0071)	(0.0006)	(0.0030)	(0.0082)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.86%	0.71%	0.06%	0.30%	0.83%
Ratios/Supplemental Data
Net assets end of year (millions)	$18.7	$19.0	$10.9	$10.4	$5.7
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.01%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	1.00%	0.92%	0.99%	1.01%
Ratio of net investment income to average net assets	1.83%	0.79%	0.06%	0.29%	0.81%

Pennsylvania Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0186	0.0070	0.0007	0.0036	0.0097
Dividends from net investment income	(0.0186)	(0.0070)	(0.0007)	(0.0036)	(0.0097)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.88%	0.70%	0.07%	0.36%	0.97%
Ratios/Supplemental Data
Net assets end of year (millions)	$48.9	$44.7	$46.1	$40.6	$51.5
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	0.99%	1.00%	0.93%	1.00%	1.01%
Ratio of net investment income to average net assets	1.87%	0.70%	0.07%	0.34%	0.89%

Virginia Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0181	0.0067	0.0006	0.0025	0.0069
Dividends from net investment income	(0.0181)	(0.0067)	(0.0006)	(0.0025)	(0.0069)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.82%	0.67%	0.06%	0.25%	0.69%
Ratios/Supplemental Data
Net assets end of year (millions)	$20.7	$13.7	$11.0	$11.3	$13.0
Ratio of expenses to average net assets, before fee waivers	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	0.91%	1.00%	0.90%	0.95%	0.99%
Ratio of net investment income to average net assets	1.88%	0.70%	0.06%	0.24%	0.60%

New York Tax-Exempt Fund

	Years Ended May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0176	0.0067	0.0006	0.0034	0.0095
Dividends from net investment income	(0.0176)	(0.0067)	(0.0006)	(0.0034)	(0.0095)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.77%	0.67%	0.06%	0.34%	0.95%
Ratios/Supplemental Data
Net assets end of year (millions)	$185.9	$164.4	$172.6	$228.4	$234.4
Ratio of expenses to average net assets, before fee waivers	1.00%	1.02%	1.02%	1.00%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	1.01%	0.89%	0.99%	1.01%
Ratio of net investment income to average net assets	1.77%	0.66%	0.06%	0.34%	0.94%

Arizona Municipal Money-Market Fund

	Period Ended May 31,
	2006**
Net asset value at beginning of period	$1.0000
Net investment income	0.0039
Dividends from net investment income	(0.0039)
Net asset value at end of period	$1.0000
Total Return	0.39%
Ratios/Supplemental Data
Net assets end of period (millions)	$0.1
Ratio of expenses to average net assets, before fee waivers	1.00	%(a)
Ratio of expenses to average net assets net of fee waivers	0.92	%(a)
Ratio of net investment income to average net assets	2.42	%(a)

Louisiana Municipal Money-Market Fund

	Years Ended May 31,				April 17, 2002* to May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0213	0.0065	0.0007	0.0032	0.0014
Dividends from net investment income	(0.0213)	(0.0065)	(0.0007)	(0.0032)	(0.0014)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	2.16%	0.66%	0.07%	0.32%	0.14%
Ratios/Supplemental Data
Net assets end of period (millions)	$0.7	$0.3	$0.2	$0.1	$0.1
Ratio of expenses to average net assets, before fee waivers	0.99%	1.01%	1.00%	1.00%	1.04	%(a)
Ratio of expenses to average net assets net of fee waivers	0.52%	1.00%	0.64%	0.57%	0.00	%(a)
Ratio of net investment income to average net assets	2.33%	0.74%	0.06%	0.32%	1.15	%(a)

Minnesota Municipal Money-Market Fund

	Years Ended May 31,				April 17, 2002* to May 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0179	0.0066	0.0006	0.0044	0.0017
Dividends from net investment income	(0.0179)	(0.0066)	(0.0006)	(0.0044)	(0.0017)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.80%	0.66%	0.06%	0.44%	0.17%
Ratios/Supplemental Data
Net assets end of period (millions)	$3.1	$1.4	$0.6	$0.2	$0.1
Ratio of expenses to average net assets	1.01%	1.00%	1.01%	1.00%	1.04	%(a)
Ratio of expenses to average net assets net of fee waivers	0.94%	0.99%	0.78%	0.69%	0.00	%(a)
Ratio of net investment income to average net assets	1.88%	0.78%	0.06%	0.43%	1.40	%(a)

*  Inception of Class Operations.

**  Commenced Operations on April 3, 2006.

(a)  Annualized.

(b)  As there were no fee waivers during this period, this is not applicable.

^  Amount is less than $50,000.

^^  Effective September 1, 2006, Class 12 was renamed Class Institutional.

privacy policy

PROTECTING YOUR PRIVACY AT THE RESERVE*

Protecting Customer Information: Keeping your personal information secure is important to us at The Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

The Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve. Customers who receive information from The Reserve through the Internet are covered by The Reserve's Internet Security Statement, which is posted on our Web site at www.TheR.com. The site also contains links to unaffiliated Web sites. The Reserve is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.TheR.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect From our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve and others.

(i)

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.TheR.com for more information.

•  If you utilize The Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. The Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. The Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve, such as printing statements, checks, etc.

(ii)

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by The Reserve to market The Reserve products and services exclusively, except for information about customers in our Cash Sweep program.

•  Sharing Information within The Reserve. The Reserve and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Institutional Sales Department between the hours of 8:00a.m. and 5:00p.m. Eastern Time or send a letter to The Reserve, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@TheR.com or call us at 1-800-637-1700 and press zero.

Options relating to disclosure of personal information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@TheR.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

(iii)

If you believe you may be a victim of identity theft, you should:

•  Contact The Reserve customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD.

(iv)

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling The Reserve toll free at 800-637-1700. You may also obtain these documents and the SAI from the Funds' Web site at www.TheR.com or by writing to The Reserve, 1250 Broadway, New York NY 10001-3701.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-551-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this prospectus for future reference.

1250 Broadway, New York, NY 10001-3701
212-401-5500

General Information and 24 Hour Yield and Balance Information
800-637-1700 • www.TheR.com

Distributor — Resrv Partners, Inc.
RF/TE 09/06

Investment Company Act File Numbers:
Reserve Tax-Exempt Trust
811-3696
Reserve New York Tax-Exempt Trust
811-3814
Reserve Municipal Money-Market Trust
811-10533

STATEMENT OF ADDITIONAL INFORMATION

INTERSTATE TAX-EXEMPT FUND

CALIFORNIA TAX-EXEMPT FUND

CONNECTICUT TAX-EXEMPT FUND

FLORIDA TAX-EXEMPT FUND

MASSACHUSETTS TAX-EXEMPT FUND

MICHIGAN TAX-EXEMPT FUND

NEW JERSEY TAX-EXEMPT FUND

OHIO TAX-EXEMPT FUND

PENNSYLVANIA TAX-EXEMPT FUND

VIRGINIA TAX-EXEMPT FUND

OF RESERVE TAX-EXEMPT TRUST

NEW YORK TAX-EXEMPT FUND OF

RESERVE NEW YORK TAX-EXEMPT TRUST

ARIZONA MUNICIPAL MONEY-MARKET FUND

LOUISIANA MUNICIPAL MONEY-MARKET FUND

MINNESOTA MUNICIPAL MONEY-MARKET FUND

OF RESERVE MUNICIPAL MONEY-MARKET TRUST

1250 BROADWAY, NEW YORK, N.Y. 10001-3701

212-401-5500 - 800-637-1700

The Reserve Tax-Exempt Trust, the Reserve New York Tax-Exempt Trust and the Reserve Municipal Money-Market Trust were organized as Massachusetts business trusts on January 25, 1983, July 12, 1983 and October 1, 2002, respectively. The Reserve Tax-Exempt Trust, the Reserve New York Tax-Exempt Trust and the Reserve Municipal Money-Market Trust (each, a “Trust” and collectively the “Trusts”) are open-end management investment companies registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Statement of Additional Information (“SAI”) pertains to the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund of the Reserve Tax-Exempt Trust, and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (each a “State Fund” and together the “State Funds”), the Arizona Municipal Money-Market Fund,  Louisiana Municipal Money-Market and Minnesota Municipal Money-Market Funds of Reserve Municipal Money-Market Trust (each a “Municipal Fund” and together the “Municipal Funds”) and the Interstate Fund, of the Reserve Tax-Exempt Trust (the “Interstate Fund” and together with the State Funds and the Municipal Funds, the “Funds”). This SAI pertains to the Class R, Class Treasurer’s Trust, Class Institutional, Class 15, Class 20, Class 25, Class 35, Class 45, Class 70, Class 75 and Class 95 shares of the Interstate Tax-Exempt Fund, the Class Treasurer’s Trust, Class 75 and Class R of the Arizona Municipal Money-Market Fund and the Single Class of shares of each State Fund and Louisiana and Minnesota Municipal Money-Market Fund. Each State Fund and the Louisiana and Minnesota Municipal Money-Market Funds offers only one class of shares. Additional series and classes may be added by the Board of Trustees of the Trust (the “Trustees”) without a shareholder vote.

Reserve Management Co., Inc. (“RMCI” or the “Adviser”) serves as the Investment Adviser to the Trust.  Resrv Partners, Inc. (“RESRV”), an affiliate of RMCI, is the distributor of shares of the Fund pursuant to a distribution agreement between Resrv and the Trust.  RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

This SAI is not a prospectus, and should be read in conjunction with the combined prospectus of the Funds dated September 28, 2006 (the “Prospectus”). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.

A copy of the Prospectus and the Annual Report may be obtained without charge by writing to the Trusts at the address shown above or by calling RMCI, toll free at 800-637-1700. The SEC maintains a Web site (http://www.sec.gov) where you can download the SAI, the Prospectus, the Annual Report, material incorporated by reference and other information regarding the Funds.

THIS SAI IS DATED SEPTEMBER 28, 2006.

TABLE OF CONTENTS

Investment Objective and Policies	3

Money-Market Instruments and Investment Strategies	5

Risks of Investing in the Funds	11

Portfolio Transactions	16

Management of the Trusts	17

Investment Management Arrangements	26

Distribution Arrangements	29

Other Service Providers	32

How to Buy and Sell Shares	32

Shareholder Services	32

Dividends, Distributions and Taxes	33

Information About the Trusts	37

Financial Statements	39

Appendix A—Credit Ratings	A-1

Appendix B—Proxy Voting Policy and Procedures	B-1

Shares of the funds are neither guaranteed nor insured by the
U.S. government and there can be no assurance that a fund
will be able to maintain a stable net asset value of $1.00 per share.

2

INVESTMENT OBJECTIVE AND POLICIES

The Interstate Fund’s investment objective is to seek as high a level of short-term interest income exempt from federal income taxes, including the alternative minimum tax, as is consistent with preservation of capital and liquidity.

The investment objective of each State Fund is to seek as high a level of short-term interest income exempt from regular federal income taxes, including the alternative minimum tax, and state and local income and/or property taxes, if any, for residents of the state for which the Fund is named as is consistent with preservation of capital and liquidity.

The investment objective of each Municipal Fund is to seek as high a level of short-term interest income exempt from regular federal income taxes and state and local income and/or property taxes, if any, for residents of the state for which the Fund is named as is consistent with preservation of capital and liquidity.

These investment objectives are a fundamental policy for each respective Fund and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. There can be no assurance that a Fund will achieve its objective.

The Interstate Fund invests principally in short-term obligations issued by the states, territories and possessions of the United States and their political subdivisions, duly constituted authorities and corporations.

Each State Fund and each Municipal Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state and its political subdivisions for which the Fund is named.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

FUNDAMENTAL POLICIES. Each Fund’s investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a “Majority Vote”). Under each Fund’s fundamental investment policies, the Fund may not:

(1) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities) and not in an amount to exceed 5% of the market value of its total assets;

(2) issue senior securities except in compliance with the Investment Company Act;

(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments may be concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations; with respect to not concentrating a Fund’s investment in any particular industry, a Fund may not invest more than 25% of its total assets in securities paying interest from revenues of similar type projects or industrial development bonds;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase municipal obligations secured by interests in real estate;

3

(6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be considered loans;

(7) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase municipal obligations subject to a stand-by commitment, at the Fund’s option; and

(8) make investments on a margin basis.

Although each Fund has determined to be a non-diversified investment company, in fact, like all money-market funds, each operates as a diversified investment company, and will continue to do so. Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer.  Any management company other than a diversified company is defined as a “non-diversified” company pursuant to Section 5(b)(2).

In order to maintain a $1.00 share price, the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines to ensure that these transactions are fully collateralized and to monitor the creditworthiness of all entities, including banks and broker-dealers, with whom a Fund proposes to enter into repurchase agreements. Such procedures are reasonably designed, taking into account current market conditions and the investment objective of each Fund, to attempt to maintain the Fund’s net asset value per share (“NAV”) as computed for the purpose of sales and redemptions at $1.00 per share.

Each of the Funds intends to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act, which generally limit a money-market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets. A “single state” tax-exempt fund is also subject to this 5% limitation, but only as to 75% of its total assets. With respect to the remaining 25% of the Fund’s assets, more than 5% may be invested in securities of a single issuer as long as the securities are “first-tier” securities (i.e., securities rated in the highest short-term category for debt by at least two nationally recognized statistical rating organizations, shares of another money-market fund, or U.S. government securities).

Money-market funds are also subject to the credit quality and maturity requirements of Rule 2a-7. Accordingly, each Fund may invest only in securities with a remaining maturity of 397 days or less for individual securities and must

4

maintain a dollar-weighted average portfolio maturity of 90 days or less.

Each State Fund and each Municipal Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations, that are, in the opinion of bond counsel to the issuer, exempt from state and local personal income, and/or property and intangible taxes of the named state, including, with respect to the New York Tax-Exempt Fund, local personal income taxes, the Florida Tax-Exempt Fund, Florida intangibles tax, and the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax. None of the Funds intend to borrow for investment purposes.

The Interstate Fund will normally invest at least 80% of its net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that are, in the opinion of bond counsel to the issuer, exempt from federal income taxes, including the alternative minimum tax, as is consistent with preservation of capital and liquidity.

The 80% investment policies will not be applicable during periods when the Funds pursue a temporary defensive strategy, as discussed below. The Funds’ 80% investment policies are fundamental and may not be changed without a Majority Vote. Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

The Investment Company Act prohibits open-end funds from issuing “senior securities” other than bank borrowings that have at least 300% asset coverage.  The Fund will not be considered to have issued a “senior security” by entering into reverse repurchase agreements because it will maintain liquid assets in a segregated account having a value equal to the repurchase price, including interest.

Although not currently using a “master/feeder” structure, the Trust has obtained shareholder approval to use a “master/feeder” structure.  In that case, the Fund may become a “feeder fund” that would invest in a corresponding “master fund” rather than investing directly in securities.  The master fund, in turn, would invest in securities according to the strategies and policies described in this SAI.  A potential benefit of this structure is that the expenses of the master fund could be shared with any other feeder funds.

MONEY-MARKET INSTRUMENTS AND INVESTMENT STRATEGIES

The following section contains more detailed information about the types of instruments in which each Fund may invest, the strategies each Fund may employ, and a summary of the related risks. A particular type of instrument or strategy will be utilized only when, in the Adviser’s opinion, the utilization will help a Fund achieve its investment objective.

MONEY-MARKET INSTRUMENTS

Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features, which have the effect of shortening the security’s maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

The Municipal Funds may purchase floating rate and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days’ notice. A Fund will not invest more

5

than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days’ notice.

The Municipal Funds may purchase participation interests in municipal obligations from financial institutions. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks. These securities may be subject to greater risks than other money-market securities because of their structure.

Interest received on certain otherwise tax-exempt securities (“private activity bonds”) is subject to the federal alternative minimum tax (the “AMT”). The Municipal Funds may invest without limitation in tax-exempt municipal securities that are subject to the AMT.  The Interstate Fund and each of the State Funds may also purchase such securities subject to their respective investment objectives and policies. Income received on such securities is classified as a “tax preference item,” which could subject certain shareholders of each Fund to the AMT.

U.S. TREASURY OBLIGATIONS. Each Fund may invest in obligations of, or obligations guaranteed by the U.S. Treasury and backed by the full faith and credit of the U.S. government. A Fund’s assets may be invested in direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). In addition, U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

6

U.S. GOVERNMENT SECURITIES. The Funds may also invest in other U.S. government securities including instruments which are issued or guaranteed by agencies of the federal government and instrumentalities that have been established or sponsored by the U.S. government, and certain interests in the foregoing securities. U.S. government securities include obligations such as securities issued by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Student Loan Marketing Association (“SLMA”) and the Federal Home Loan Bank (“FHLB”). Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS. The Funds may invest in bank obligations, including certificates of deposit, banker’s acceptances, time deposits and securities backed by a letter of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. A certificate of deposit is a negotiable certificate representing a bank’s obligation to repay funds deposited with it, which earns a specified rate of interest over a given period. A banker’s acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is a guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. The Funds will treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks (“Yankee dollar” obligations) as obligations issued by domestic banks only if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

FOREIGN BANK OBLIGATIONS. The Funds may also invest in obligations of foreign banks located in industrialized nations in Western Europe, as well as Australia and Canada and foreign branches of U.S. banks (“Eurodollar” obligations), which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. Eurodollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Fund. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of the Funds’ custodian or by other U.S. or foreign banks under sub-custodian arrangements complying with the requirements of the Investment Company Act.

7

COMMERCIAL PAPER. The Funds may not invest in commercial paper.

MUNICIPAL OBLIGATIONS. The Funds may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property as security for such payment.

The Funds’ portfolio may also include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of a state or municipality. Moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

The Funds will purchase securities which are rated MIG1 or MIG2 or Prime 1 or Prime 2 by Moody’s Investor Services, Inc. (“Moody’s”), SP-1 or SP-2 or A-1 or A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality to those rated securities in which the Funds may invest, pursuant to guidelines established by the Trustees.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the bond market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue or issuer. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation and legislative changes. Because many municipal securities may be issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

Specific types of municipal obligations and the risks of each are described more fully below.

EDUCATION-RELATED BONDS. There are two types of education-related bonds:

(i)                                     those issued to finance projects for public and private colleges and universities, and

(ii)                                  those representing pooled interests in student loans.

Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students, which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

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UTILITY BONDS. The risks associated with municipal obligations issued by electric utilities include the availability and cost of fuel and capital, the effects of conservation on energy demand, the effects of rapidly changing environmental safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, increasing competition, opposition to nuclear power and legislative changes.

HEALTHCARE BONDS. A major revenue source for the health care industry is payments from the Medicare and Medicaid programs and, consequently, the industry is sensitive to legislative changes and reductions in spending for such programs. Many other factors may affect health care-related debt instruments, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); legislative and regulatory changes by private and governmental agencies, as well as competition among health care providers.

HOUSING BONDS. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. Generally they are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Therefore, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of housing projects, including but not limited to: acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

TRANSPORTATION BONDS. Transportation-related municipal securities may be issued to finance the construction of toll roads, highways, airports, or other transit facilities. Airport bonds are dependent on the stability of the airline industry and a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends as well as the price and availability of fuel. The cost and availability of fuel affects toll road bonds as do toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability generally affect all transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

WATER AND SEWER BONDS. Water and sewer revenue bonds are often considered to have relatively secure credit due to their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults and could in the future. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers.

GUARANTEES AND LETTERS OF CREDIT. In view of a Fund’s investment in industrial private activity bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund’s shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

WHEN-ISSUED OBLIGATIONS. Municipal obligations are sometimes offered on a “when-issued” or delayed delivery basis. There is no limit on the Funds’ ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made to the issuer by a Fund and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of when-issued or delayed delivery securities, a Fund will earn no income. However, it is each Fund’s intent to be as fully invested as is practicable. While a Fund may sell when-issued securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually taking delivery of them, unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal

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obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. Each Fund will also maintain readily marketable assets at least equal in value to its commitments to purchase securities, specifically for the settlement of such commitments. The Adviser does not believe that a Fund’s NAV or income will be adversely affected by the purchase of obligations on a when-issued or delayed delivery basis.

INVESTMENT STRATEGIES

Each Fund may also employ the following investment strategies:

REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements (“REPOs”). Under such agreements, the Fund purchases and simultaneously contracts to resell securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Each Fund will limit REPOs to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Trusts’ Trustees. To reduce the risk of incurring a loss on a REPO, each Fund will follow procedures to provide that all REPOs are at least 100% collateralized as to principal and interest. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of a repurchase agreement. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the Fund’s account at its custodian.

A REPO may be construed to be a collateralized loan by the purchaser to the seller, secured by the securities transferred to the purchaser. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

REPOs could involve risks in the event of a default of the counter-party to the REPO agreement, including possible delays, losses or restrictions upon the Fund’s ability to dispose of the underlying securities. In the event of a default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of such collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. A Fund may have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. It is the Fund’s policy that reverse repurchase transactions will be entered into for temporary purposes only and, when aggregated with other borrowings, will not exceed 5% of the value of the total assets of the Fund at the time of the transaction.  Reverse repurchase agreements (“reverse REPOs”) involve the sale of money-market securities held by the Funds, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. In a typical reverse REPO transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to the REPO counter-party in return for receiving a percentage of the security’s value. During the time a reverse repurchase agreement is outstanding, the Funds will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event the Funds may suffer time delays and incur costs or possible losses in connection with such transactions.

INVESTMENTS IN ILLIQUID SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the fund has valued the instruments. A Fund may invest in illiquid securities if such investments would not exceed 10% of the Fund’s net assets. The liquidity of a Fund’s investments is monitored under the supervision and direction of the Fund’s Trustees. Investments currently considered illiquid include REPOs not maturing within seven days and certain restricted securities.

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BORROWING. Each Fund has the authority to borrow money, including through reverse REPO transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. A Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing subjects a Fund to interest costs. Borrowing could also involve leverage if securities were purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

The Fund could suffer a loss in the event that there are losses on investments made with such collateral. In the event the borrower defaults on its obligations, the Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.

CREDIT QUALITY. The SEC has adopted regulations that dictate the credit quality requirements for money-market funds. These require the Funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (“NRSRO”), or by one if only one NRSRO has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be “first tier” or “second tier” securities. First tier securities may be rated within the highest category or determined to be of comparable quality. Money-market fund shares and U.S. government securities are also first tier securities. Second tier securities generally are rated within the second-highest category. Should a security’s high-quality rating change after purchase by a Fund, the Adviser would take such action, including no action, determined to be in the best interest of that Fund.

RISKS OF INVESTING IN THE FUNDS

The principal risk factors associated with an investment in each Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise a Fund’s assets.

CREDIT RISK. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. This risk is reduced to the extent a Fund limits its debt investments to U.S. Treasury or U.S. government securities.

INTEREST RATE RISK. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. A Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management. However, when interest rates fall, the Funds’ yields will typically fall as well.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

The value of municipal securities may be affected by uncertainties in the municipal market-related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. Proposals also may be introduced before the individual state legislatures that would affect the state tax treatment of a municipal fund’s distributions. This could have a significant impact on the prices of some or all of the municipal securities held by a Fund, making it more difficult for a money-market fund to maintain a stable net asset value (“NAV”) per share.

Debt and money-market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money-market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. A major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund’s investments could cause that Fund’s share price to decrease.

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Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

TEMPORARY DEFENSIVE POSITIONS. The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and this SAI. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. Further, in an extreme emergency, the Funds would maintain a large percentage of uninvested cash. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments (“taxable investments”) consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), deposit-type obligations, acceptances, letters of credit of FDIC member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in taxable investments at any time.

STATE-SPECIFIC RISK.  Each Fund’s investment in securities issued by a specific state and its political subdivisions provides a greater level of risk than a fund which is invested across numerous states and municipal entities because each Fund’s investment securities may be more susceptible to any single economic, political or regulatory occurrence.  The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; as well as the underlying condition of the state, and its municipalities, etc.  However, each Fund intends to qualify as a “regulated investment company” for purposes of the “Subchapter M” of the Internal Revenue Code.  This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

In addition, each Fund follows regulations set forth by the SEC that dictate the quality requirements for money-market mutual funds.  These require a Fund to invest exclusively in high-quality securities.  Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (“NRSRO”s), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Trustees.  High-quality securities may be “first tier” or “second tier” securities.  First tier securities may be rated within the highest category or determined to be of comparable quality by the investment manager.  Money-market fund shares and U.S. government securities also are first tier securities.  Second tier securities generally are rated within the second-highest category.  Should a security’s high-quality rating change after purchase by a Fund, the investment adviser would take such action, including no action, as determined to be in the best interest of each Fund by the Trustees.  For more information about the ratings assigned by NRSROs, refer to the “Credit Ratings” section of the SAI.

RISK FACTORS OF STATE FUNDS AND MUNICIPAL FUNDS. There are additional risks particular to each state for which a respective State Fund or Municipal Fund is named. State Funds and Municipal Funds invest primarily and generally predominately in municipal money-market securities issued by or on behalf of one state or its counties, municipalities, authorities or other subdivisions. These Funds’ securities are subject to the same general risks associated with other municipal funds’ securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenue; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For a better understanding of these risks, please read below:

RISK FACTORS OF CONCENTRATING IN CALIFORNIA. Investors should consider carefully the special risks inherent in the Fund’s investments in California municipal obligations, which result from statutes that limit the taxing and spending authority of

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California governmental agencies, as well as the general financial condition of the state.

California’s finances worsened throughout 2000-2002. By the spring of 2003 the Governor reported a budget gap of over $30 billion, after about $7 billion of budget actions had been taken earlier in the year. In October 2003 a successful recall election resulted in the replacement of the prior Governor with a new Governor Arnold Schwarzenegger, who immediately took action to address the state’s huge budget deficit. Several measures were passed including Proposition 57, which authorizes issuance of $15 billion of economic recovery bonds to fund previous budget deficits. While California’s economy and finances have improved in recent years, the State still faces a budget deficit. Excluding $3 billion in debt prepayments, fiscal 2007’s deficit is expected to be $4.1 billion and the deficit in fiscal 2008 is anticipated to be $3.5 billion.

California is the largest state economy in the nation and would be among the world’s 10 largest economies if it were an autonomous nation. California represents about 13% of the total United States population and grew by 28% in the 1980s, more than double the national rate. The State’s population growth continues to exceed the national average.  State personal income grew 6% in 2005 vs. 5.6% growth for the United States. Currently, California’s general obligation bonds are rated A+ by S&P and A1 by Moody’s.

RISK FACTORS OF CONCENTRATING IN CONNECTICUT.

The credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the state of Connecticut and its political subdivisions. Connecticut is a highly urbanized state that exhibits very high wealth and income levels. Historically Connecticut has had the highest per capita income of any state – 35%-40% higher than the national average. Nevertheless, Connecticut will continue to face problems resulting from slowing revenue growth compounded by the constitutional spending cap approved by voters in 1992.

Connecticut is a frequent borrower and the state’s debt ratios are among the highest of the fifty states. Net tax-supported debt recently equaled 6.0% of total state personal income, and debt per capita equaled $2,707, high relative to other states, but mitigated by the states very high wealth levels.

Connecticut’s financial operations continue to show improvement. In fiscal year 2005, the comptroller estimates to end the year with a $371.9 million surplus and expects a $304.3 million surplus in fiscal year 2006. Officials plan to prudently use most of the surplus to retire debt, make pension payments and add to reserves. Currently, the State’s general obligation bonds are rated Aa3 and AA by Moody’s and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN FLORIDA.

The credit quality of the Florida Tax-Exempt Fund will depend on the financial strength of the state of Florida and its political subdivisions.  The Florida Constitution and statutes mandate that the state budget as a whole, and each separate fund within the state’s budget, be kept in balance from currently available revenue each fiscal year. All State tax revenue, other than trust funds dedicated by Florida’s Constitution for other purposes, would be available for such an appropriation. Revenue bonds may be issued by the state or its agencies without a vote of Florida’s electors to finance or refinance the cost of fixed capital outlay projects which may be payable solely from the funds derived directly from sources other than state tax revenues.

Debt levels in the state are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Over the past ten years Florida’s growth rate of nearly 22% has been fifth fastest in the nation, making it the nation’s fourth largest state with a population over 17 million. This growth is expected to continue, but at a reduced rate. As Florida continues to grow faster than the nation as a whole, the demand for both public and private services will increase, which may strain the service sectors capacity and impede the state’s budget balancing efforts. Florida, with a 2003 per capita income at $30, 446, is about 96% of the U.S. figure. Service industries continue to dominate the economic picture, with tourism playing a vital role.  Sales tax, the largest source of general revenues, accounts for over 57% of the total.  Construction, manufacturing and agricultural employment are sources of revenue in personal income taxes.  Much of Florida’s revenue stream is dependent on the temperate climate of the state. Adverse weather conditions, such as hurricanes and tropical storms, make the revenue stream vulnerable to stops and starts. On the expenditure side, spending on Human Services rose YOY a sharp 11.1%.  This is consistent with forecasters for the State projecting that by 2010 people 85 and older will be the most dominant age group.  The state’s risk to rising Medicaid and other health care services may increase dramatically. At present, Moody’s and S&P rate the State’s general obligation bonds Aa1 and AAA, respectively. Moody’s and S&P upgraded Florida’s rating from Aa2 and AA+, respectively, in the first quarter of 2005.

RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS.

The credit quality of the Massachusetts Tax-Exempt Fund is dependent on the financial strength of the Commonwealth of Massachusetts and its political subdivisions.

The total General Fund supported debt, consisting primarily of general obligations and other state guaranteed debt, stood at $28.7 billion equals 10.1% of personal income and is expected to remain high. The state’s debt levels rank third and second highest among the 50 states, on a per capita basis and as a percentage of personal income. Despite the high debt levels, Massachusetts remains by most economic indicators among the wealthiest of the fifty states, with a per capita income over $41,000, placing Massachusetts second among the states. Massachusetts’ population growth over the past ten years has been a modest 6.7% versus a national rate of

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11.7%. Population growth is among the slowest of the states. Fiscal 2006 was another strong year, with the Stabilization Fund Balance at $1.9 billion, although the fiscal 2007 budget could result in a draw of more than $500 million. Tax revenues were $1.4 billion in fiscal 2006, 8% higher than the prior year. Personal Income Taxes, which make up slightly more than half of the Commonwealth’s tax revenues accounted for much of the surplus along with strong corporate income tax receipts. The Commonwealth’s fiscal 2007 budget reflects an imbalance of about $539 million or 2% of the operating budget, which raises fiscal concerns. Excluded from the budget are the impact on the Commonwealth from potential cost overruns related to Central Artery/Tunnel project. S&P and Moody’s AA and Aa2 rate Massachusetts’ general obligation bonds, respectively. Moody’s revised the Commonwealth’s outlook to stable from negative in December 2004 and S&P raised the rating three months later.

RISK FACTORS OF CONCENTRATING IN MICHIGAN.

The credit quality of the Michigan Tax-Exempt Fund will depend on the financial strength of the State of Michigan and its political subdivisions. Michigan’s debt burden has increased in recent years but remains modest, at $673 per capita and a fractional 2.0% of total personal income. The state passed its fiscal year 2005 budget and succeeded in eliminating a $1.57 billion general fund budget gap with only minor reliance on one-time revenues, according to S&P. Michigan’s economic profile puts it in the upper middle range of all states.  Fiscal conditions continue to be dependent on the inherently cyclical auto industry. The auto industry as a whole is responsible for a large percentage of personal income, business and sales tax revenues for the state.  Currently, the auto industry is weak and is expected to limit the state’s growth. Michigan’s population has grown by 5.1% over the past ten years, less than half the 11.7% national growth rate and 43rd slowest growing state in the U.S. Owing to the importance of manufacturing, this sector of the economy has experienced above normal stress and a lagging recovery, both on the labor and income fronts.

With general fund revenues expected to be stable or decline slightly during the coming year, future reductions in spending are needed to keep the fund balance positive. Moody’s downgraded to Aa2 from Aa1 on January 20, 2005. S&P downgraded Michigan’s rating to AA from AA+ on March 30, 2005.

RISK FACTORS OF CONCENTRATING IN NEW JERSEY. Investors in the New Jersey Tax-Exempt Fund should consider the special risks inherent in investing in New Jersey municipal obligations. New Jersey is the most densely populated state with a diverse economic base that has benefited from growth in financial and IT services. New Jersey is also one of the country’s wealthiest states, ranking third among the 50 states in per capita income in 2004 at $41,336 (26% higher than the national average.) New Jersey, as with a number of states, has struggled in recent years with tax receipts failing to meet projections. Budget deficits have been addressed using reserve drawdowns, securitization of tobacco settlement proceeds, and various tax increases.

In fiscal 2005, revenues were stronger than anticipated, and the adoption of a fiscal 2006 budget makes significant strides toward structural balance, is a positive and necessary step for the state in turning around its weak but improving fiscal posture. In addition, as a result of last year’s Supreme Court ruling, the state is now required to balance future budgets and resolve budgetary imbalances with current or new revenues or expenditure reductions, and not with bond proceeds as it did in fiscal 2005. State debt levels in New Jersey increased 80% between 2000 and 2005. Most of this increase occurred in appropriation-backed debt issue by various tax-supported agencies. According to Moody’s, New Jersey ranked fourth nationwide in net tax-supported debt per capita at $2,901 (Moody’s median for all states: $703.), and third in total gross tax supported debt at $29.8 billion. In 2000, a suit was filed challenging the constitutionality of various statutes that authorize various state authorities to issue bonds payable by annual appropriations. Following several appeals, the New Jersey Supreme Court rendered an opinion in favor of the State in April 2003, upholding the legality of appropriation-backed debt. Following the decision – which basically allowed deficit financing - both major rating agencies downgraded the state’s rating by one notch. Currently, Moody’s rates the state Aa3. S&P upgraded the state’s rating to AA from AA- in July 2005.

RISK FACTORS OF CONCENTRATING IN NEW YORK. Investors in the New York Tax-Exempt Fund should consider the special risks inherent in investing in New York municipal obligations, which result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. New York State and New York City, along with the nation as a whole, has emerged from recession. For New York, the downturn was exacerbated by events of September 11, 2001. For April 2005, New York had an unemployment rate of 4.9%, slightly below the national average. This is down from a recent high of 6.6% in early 2004. New York remains one of the wealthier states in the nation with per capita personal income of $38,230 – 16% higher than the national average of $32,937. Debt however, is also high but manageable at 8.6% of consolidated general and debt service fund expenses. The $105.4 billion fiscal year 2006 budget was passed on March 31, 2005, the first time in over 20 years that New York passed a budget by the legally required deadline. New York City accounts for 40% of the State’s population and personal income. The falloff in tax revenues caused by the recession and the September 11 terrorist attacks led to deficits by the City in fiscal years 2002, 2003, and 2004. For fiscal year 2005, the City closed with an operating surplus of $1.2 billion. New York City’s general obligation bonds are rated Aa3 and AA, by Moody’s and S&P, respectively. Both rating agencies raised the City’s ratings by one notch in the spring of 2005 citing improvement in the City’s economy and its strong management controls.

RISK FACTORS OF CONCENTRATING IN OHIO. The credit quality of the Ohio Tax-Exempt Fund will depend on the financial strength of the State of Ohio and its political subdivisions. While Ohio has diversified from a manufacturing to a more balanced economy, the state remains largely dependent on the former. Like most states in the nations mid-section, the recessionary environment hit hardest at the state’s largest and most important manufacturing sector.  As a major industrial state, Ohio has seen its

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unemployment rate rise by nearly a third since 2000, topping out at an annual average of 6.1% for 2003, almost identical to the US average of 6%. Rates have averaged 5.3% in 2006, but remain above the U.S. unemployment rate.

Manufacturing accounts for 20.3% of all non-farm earnings and 13.7% of all non-farm employment. The Ohio Constitution requires a balanced budget and positive ending fund balances. Slower than expected economic expansion and deficit projections during 2003 caused Ohio to temporarily increase its sales and use tax by 1% on July 1, 2003. The tax increase generated an estimated $1.3 billion of annual income and expired on June 30, 2005. As a result of positive financial performance, the state will end fiscal 2006 with a general revenue fund cash balance of $1.5 billion and a general revenue fund balance of $1.0 billion. Of this amount, $394 million was deposited to the budget stabilization reserve, bringing the balance to $1.0 billion, or 3.9% of fiscal 2006 general revenue fund revenues—just slightly below the 5% statutory reserve. At present, Moody’s and S&P rate Ohio’s general obligation bonds Aa1 and AA+, respectively.

RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA. The credit quality of the Pennsylvania Tax-Exempt Fund will depend on the financial strength of the State of Pennsylvania and its political subdivisions. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth in population. The state, once dependent on the coal and steel industry, is now well diversified. Major sources of growth in Pennsylvania are in the service sector, including medical, health services, education, and financial services. Historically, Pennsylvania’s unemployment rate has been at or below that of the United States on average. In December 2003, the second of a two-part fiscal 2004 budget was enacted. This legislation reflected a compromise budget and increased Pennsylvania taxes by $1.0 billion, primarily from a 10% increase in the personal income tax from 2.8% to 3.07%. Revenues in 2004-2005 have benefited from a rebounding economy. In actual fiscal year 2004, Pennsylvania’s General Fund revenues exceeded the budget estimate by 2.9% or $637 million. The strong growth in revenues enabled the Commonwealth to restore about $250 million in intergovernmental transfer proceeds to be used in the future and contributed to a preliminary unappropriated surplus for fiscal year 2004 of $267 million. Under legislation enacted in fiscal year 2002, the Commonwealth is required to transfer 25% of any unappropriated surplus to the budget stabilization reserve fund (BSRF) until its balance reaches 6% of general fund revenues. As such, the Commonwealth transferred $67 million to the BSRF. The Commonwealth also made an additional $123 million transfer to the BSRF from surplus monies is fiscal 2004 boosting the BSRF balance to $263 million. The unappropriated general fund surplus balance stood at $77 million after these transfers. When combined with the BSRF balances, these available reserves totaled about $337 million, or 1.6% of expenditures. The fiscal year 2005 budget was based on 4.5% revenue growth over fiscal year 2004 actual results, according to a S&P report, with the growth due in part to full-year collections of tax law changes implemented in 2003 and as a result of a improving economy. However, the 2005 budget incorporated a planned drawdown of $72 million of the $77 million fiscal year end 2004 unappropriated general fund balance. S&P and Moody’s currently rate Pennsylvania’s general obligation bonds AA and Aa2, respectively.

RISK FACTORS OF CONCENTRATING IN VIRGINIA. The credit quality of the Virginia Tax-Exempt Fund will depend on the financial strength of the Commonwealth of Virginia and its political subdivisions.  Total tax supported debt as calculated by the Commonwealth stands at $5.8 billion, equal to $824 per capita and 2.4% of personal income.  Levels have steadily increased in the past decade, but remain relatively low. General obligations now constitute only 17% of the total, with the remainder principally represented by various appropriation credits. Economic trends have been improving. The state’s wealth and employment profile reflects its proximity to Washington, DC. In the 2004-2005 period, Virginia has outperformed the national economy. Construction and professional and business services led employment growth, which offset job losses in manufacturing and telecommunications. Federal spending has continued to remain a key economic growth driver. As of May 2005, Virginia’s unemployment rate was 3.6%, slightly below the prior year and well below the national average. With its large and stable job market, both in the public and private sectors, per capita income at over $34,000 ranks Virginia among the top 15 states. The approved 2004-2006 biennial budget incorporates tax reform measures and increases the sales tax which will provide some $1.4 billion in net additional revenues for the biennium. Revenue estimates appear conservative, with net personal income taxes projected for a 5.3% gain and total general fund revenues for a 4.5% increase following strong gains in 2004. Total revenue collections in the first quarter of fiscal year 2005 were well ahead of estimates, up over 10%, with net income taxes up 11.7%. According to a Fitch Ratings Report, dependence on one-time measures is considerably reduced and the stabilization fund is now expected to be rebuild to about $616 million, or 4.7% of fiscal year 2006 revenues at the end of the 2004-2006 biennium. Moody’s removed the Commonwealth’s negative outlook in May 2004 thus no longer jeopardizing the Commonwealth’s longstanding Aaa/AAA GO rating.

RISK FACTORS OF CONCENTRATING IN MINNESOTA.  The credit quality of the Minnesota Municipal Money-Market Fund will depend on the financial strength of the State of Minnesota and its political subdivisions. The debt burden remains moderate, at $691 per capita (versus $680 the prior year) versus the national median of $701. Minnesota’s debt as a percent of personal income fell a couple of percent in recent years, largely as a result of increased personal income levels. The state’s wealth level is strong, with personal income per capita at about 110% of the national average. Overall, Minnesota has a diverse economy. The state’s economy is gradually been improving since the 2001 recession. Recently released employment data show Minnesota’s payroll employment remains stubbornly below end-of-recession levels. Minnesota’s unemployment rate was 3.7% as of August 2006, below the 4.7% national rate. Minnesota’s 2004-2005 biennial budget provides for building balances to approximately $630 million. Moody’s and S&P rate the states general obligation bonds Aa1 and AAA, respectively.

RISK FACTORS OF CONCENTRATING IN LOUISIANA.  The credit quality of the Louisiana Municipal Money-Market Fund

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will depend on the financial strength of the State of Louisiana and its political subdivisions.   On August 29, 2005, Hurricane Katrina, slammed into the Gulf region causing massive devastation to the area, and New Orleans in particular. The State’s largest city with a population of 500,000 was forced to evacuate after its levees broke and over three-quarters of the City was flooded. In terms of costs it will be by far the most expensive natural disaster in U.S. history. The FDIC estimates that some 280 insured institutions were affected by Katrina representing $270 billion in assets. Disaster recovery efforts could cost in excess of $100 billion and will primarily be borne by the Federal Government and private charity. The economic outlook for the State of Louisiana is obviously clouded. Specifically, employment, income levels, population displacement, and property damage are the major concerns.  While Federal aid has been swift and meaningful, the State’s short-term tax revenue potential has been enormously impaired. The exact effects of Hurricane Katrina, longer term, are difficult to quantify.

According to S&P, in the aftermath of hurricanes Katrina and Rita, the state’s institutionalized budget discipline enabled it to identify appropriate levels of budgetary cuts. In addition, several executive orders, along with two extraordinary legislative sessions held since November 2005, allowed for the maintenance of budget integrity. Conservative budget discipline is also evident in the state’s fiscal 2007 budget, which is based on a May 2006 revenue forecast that reflects the assumption of a 2.6% decline in revenues compared with fiscal 2006. The 2007 budget is balanced; however, Louisiana’s historical practice of suspending sales tax exemptions and limiting income tax deductions to meet budgetary needs suggests that the budget is still somewhat structurally weak, which could be exacerbated by the potential revenue declines and rising expenditures associated with the hurricane damage and recovery. The balance in the stabilization fund as of fiscal year-end June 30, 2006, is $573 million. Sizeable other reserves are held in other trust funds, totaling about $4.1 billion. Most of these reserves would require constitutional and/or statutory amendments to access for general governmental purposes, but they nevertheless provide financial flexibility. Moody’s and S&P rate Louisiana’s general obligation bonds A2 and A, respectively.

RISK FACTORS OF CONCENTRATING IN ARIZONA.  Arizona’s economy relies principally on tourism, trade, manufacturing and construction.  The state is constitutionally prohibited from issuing general obligation bonds.  As a result, Arizona municipal bonds are issued by local jurisdictions (such as cities and school districts) or are tied to specific projects.  Arizona’s constitution also imposes limitations the debt of local governments and school districts, which may affect the ability of the issuers to generate revenues to satisfy their debt obligations.  According to S&P, Arizona’s economy continues its strong performance, evidenced by solid increases in tax revenues. General fund tax revenues are projected to increase in fiscal 2006 by 13.1% over the fiscal 2005 level to $8.8 billion. This performance includes increases of 12.7% and 13.7%, respectively, for sales and use taxes and individual income taxes—the two largest tax categories. In fiscal 2007, growth in total taxes is expected to slow to 7.4% under the recommended budget. For 2005, employment growth for Arizona is estimated at a strong 4.0% and unemployment at a low 4.7%. Arizona’s current debt ratings are “A1” by Moody’s and “AA” by Standard & Poor’s.

PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION FEES. Investment transactions by the Funds are normally principal transactions at net prices. Therefore the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Funds have not paid any brokerage commissions during the past three fiscal years.

The Adviser places all orders for the purchase and sale of each Fund’s investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with the Adviser, and any statistical or research provided by the dealer to the Adviser. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to a Fund as determined by the

16

Adviser. Dealers who execute investment securities transactions may also sell shares of a Fund. However, any such sales will not be a factor in the selection of dealers.

Disclosure Of Portfolio Holdings. A complete list of the portfolio holdings of each series of the Trusts, as of the previous day if available, will be provided via facsimile by calling 800-637-1700. This information is available to any person or entity on request.  RMCI may distribute or authorize the distribution of a Fund’s portfolio holdings that are not yet publicly available to RCMI’s employees and affiliates that provide services to the Funds and require this information to fulfill their contractual duties relating to the Funds. The Funds may also provide publicly available portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. There are no ongoing arrangements with third-parties to make available information about a Fund’s portfolio holdings that is not publicly available.  RCMI and its affiliates do not expect to disclose information about the Funds’ portfolio holdings that is not publicly available to individual and institutional investors, to intermediaries that distribute the Funds’ shares or to any other third-party.

The Funds’ Chief Investment Officer is responsible for authorizing the daily release of the portfolio holdings. Any non-publicly available disclosure made to entities other than RCMI and its affiliates will be reviewed by the Chief Compliance Officer (“CCO”) prior to any release of the portfolio holdings information.  The CCO will make quarterly reports to the Board on the operation and effectiveness of the portfolio holdings policy.

SECURITY ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for a Fund and other investment companies managed by the Adviser, the transactions are allocated as to amount in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

MANAGEMENT OF THE TRUSTS

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds’ service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists all of the Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act (the “Independent Trustees”). The Audit Committee reviews each Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Audit Committee is comprised of Messrs. Montgoris and Ehlert. Mr. Montgoris has been determined to meet the qualifications of an audit committee financial expert. The Nominating Committee is comprised of Messrs. Montgoris and Ehlert and evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, it may consider nominations for the office of Trustee made by Fund shareholders or by management in the same manner as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds, include all appropriate biographical information and set forth the qualifications of the proposed nominee.  The Secretary of the Funds will forward all nominations received to the Nominating Committee. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the Funds’ valuation procedures. The Audit Committee met eight (8) times, the Nominating Committee met three (3) times and the Valuation Committee did not meet during the fiscal year ended May 31, 2006.  The Valuation Committee is comprised of Messrs. Bent and Ehlert.

BIOGRAPHICAL INFORMATION. Biographical information relating to the Independent Trustees, the Officers of the Funds and the Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act (the “Interested Trustee”), is set forth below. The Trustees and the Officers of the Funds oversee seven registered investment companies, with 31 portfolios, in the Reserve and Hallmark fund complex.

Name, Address, Age	Positions With the Funds	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†* Age: 69 The Reserve 1250 Broadway New York, NY 10001	Chairman, President and Treasurer	Trustee since inception; Chairman since 2000; Chief Executive Officer from 2000 to 2005.

Chairman of Reserve Management Company, Inc. (“RMCI”) since 2005; President of RMCI from 2000 to 2005; Director and Chairman of Reserve Management Corporation (“RMC”) since 2000; Chief Executive Officer of RMC from 2000 to 2005; and Chairman and Director of Resrv Partners, Inc. (“RESRV”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990; Co-founder of The Reserve Fund in 1970; Officer thereof since 1970; former Chief Executive Officer of the trusts in the Reserve/Hallmark family of funds.

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Independent Trustees

Edwin Ehlert, Jr. Age: 75 2517 Highway #35, Bldg. J Manasquan, NJ 08736		Trustee since inception.	Retired. President, Premier Resources, Inc. (meeting management firm) since 1987.

William J. Montgoris Age: 59 286 Gregory Road Franklin Lakes, NJ 07417		Trustee Since 1999.	Retired since 1999. Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.

Officers Who Are Not Trustees

Bruce R. Bent II† Age: 40 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Vice Chairman, President, Assistant  Secretary of RMCI since 2005; Assistant Treasurer of RMCI since 2000; Senior Vice President and Secretary of RMCI from 2000 to 2005; Vice Chairman and Assistant Secretary of RMC since 2005; Senior Vice President and Assistant Treasurer of RMC since 2000; Vice Chairman of RESRV since 2005 and Secretary, Assistant Treasurer and Director of RESRV since 2000; former Trustee of certain trusts and former President of all trusts in the Reserve/Hallmark family of funds.

Arthur T. Bent III† Age: 38 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Vice Chairman of RMCI since 2005; Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI since 2000; Vice Chairman of RMC since 2005; President, Treasurer and Assistant Secretary of RMC since 2000; Vice Chairman of RESRV since 2005 and Treasurer, Assistant Secretary and Director of RESRV since 2000; former Treasurer and Chief Financial Officer of the trusts in the Reserve/Hallmark family of funds.

Patrick J. Farrell Age: 46 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer

Chief Financial Officer of RCMI and RMC since 2006; Treasurer and Assistant Secretary of MainStay Funds, Eclipse Funds and MainStay VP Funds from 2001 to 2005; Principal Financial Officer of McMorgan Funds; Managing Director of New York Life Investment Management.

Edmund P. Bergan, Jr. Age: 56 The Reserve 1250 Broadway New York, NY 10001	Secretary and General Counsel

Senior Vice President, General Counsel and Secretary of RMCI and its affiliates since 2006; Senior Regulatory Counsel of Proskauer Rose LLP from 2004 to 2006;  Prior thereto, and since before 2001, Senior Vice President and General Counsel of the mutual fund distribution and servicing affiliates of Alliance Capital Management L.P.

Christina Massaro Age: 39 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer

Chief Compliance Officer of the Funds, RMCI and RESRV since 2005; Anti-Money Laundering Compliance Officer of RMCI and RESRV since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

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*  Mr. Bruce Bent is an “interested person” of the Funds as defined in Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and RESRV.

**  Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified.    A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the non-interested Trustees. Trustees need not be Shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

† Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

Effective May 12, 2005, Mr. William Viklund resigned from the Board of Trustees of the Trusts.

Trustee Share Ownership. As of December 30, 2005, the Trustees’ beneficial ownership of the equity securities of the Funds, and of the Funds (except the Arizona Municipal Money-Market Fund) and Trusts in the Reserve and Hallmark fund complex overseen by each Trustee (the “Supervised Funds”) are indicated below:

Aggregate Dollar Range of Equity Securities in:

Name*	Interstate Tax- Exempt Fund	California Tax-Exempt Fund	Connecticut Tax-Exempt Fund	Florida Tax- Exempt Fund	Massachusetts Tax-Exempt Fund	Michigan Tax-Exempt Fund	New Jersey Tax-Exempt Fund
Interested Trustee:
Bruce R. Bent	None	None	None	None	None	None	None
Independent Trustees:
Edwin Ehlert, Jr.	None	None	None	None	None	None	None
William J. Montgoris	None	None	None	None	None	None	None

Aggregate Dollar Range of Equity Securities in:

Name*	Ohio Tax- Exempt Fund	Pennsylvania Tax-Exempt Fund	Virginia Tax- Exempt Fund	New York Tax- Exempt Fund	Arizona Municipal Money-Market Fund	Louisiana Municipal Money-Market Fund	Minnesota Municipal Money-Market Fund	All Supervised Funds
Interested Trustee:
Bruce R. Bent	None	None	None	None	None	None	None	over $100,000
Independent Trustees:
Edwin Ehlert, Jr.	None	None	None	None	None	None	None	None
William J. Montgoris	None	None	None	over $100,000	None	None	None	over $100,000

* This table does not include any securities held by former trustees.

As of September 1, 2006 neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. (“Resrv” or the “Distributor”) or an entity controlling, controlled by or under common control with the Adviser or the Distributor.

TRUSTEE COMPENSATION. The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, and an annual fee of $40,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings.  These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund’s relative net assets.  The Trustees do not receive any pension or retirement benefits. The Audit Committee members receive an annual committee fee of $2,000 and a fee of $1,000 for each telephonic meeting of the Audit Committee that they participate in that is held separately from a Board meeting.  Mr. Montgoris receives an annual fee of $25,000 for his service as an audit committee financial expert for the trusts for which he serves as such.

For the fiscal year ended May 31, 2006, the Independent Trustees received the following compensation from Funds and Supervised Funds. Mr. Bruce Bent does not receive compensation.

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	Interstate Tax- Exempt Fund	California Tax- Exempt Fund	Connecticut Tax- Exempt Fund	Florida Tax- Exempt Fund	Massachusetts Tax-Exempt Fund	Michigan Tax-Exempt Fund	New Jersey Tax- Exempt Fund	Ohio Tax- Exempt Fund
Edwin Ehlert, Jr.	$2,241.95	$252.56	$62.93	$138.44	$49.22	$34.96	$128.10	$53.14
William J. Montgoris	$3,064.54	$345.22	$86.02	$189.24	$67.29	$47.79	$175.09	$72.64

	Pennsylvania Tax-Exempt Fund	Virginia Tax- Exempt Fund	New York Tax-Exempt Fund	Arizona Municipal Money- Market Fund	Louisiana Municipal Money- Market Fund	Minnesota Municipal Money-Market Fund	Compensation from all Reserve/ Hallmark Funds*
Edwin Ehlert, Jr.	$118.59	$36.92	$414.77	$0.00	$2.80	$5.87	$68,808.07
William J. Montgoris	$162.10	$50.46	$566.96	$0.00	$3.82	$8.03	$94,054.19

* Each Trustee serves on the Board of seven registered investment companies, which encompass a total of 31 funds.

As of September 1, 2006, the Trustees and Officers, in the aggregate, owned less than 1% of any class of any Fund.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust. Neither the interested Trustee nor the Officers of the Funds receive any compensation from the Trust or the Funds.

CODE OF ETHICS. The Trusts, the Adviser and Resrv have adopted a Code of Ethics (the “Code”), respectively, conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trusts’ investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trusts and the Adviser have developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PRINCIPAL SHAREHOLDERS.  As of September 1, 2006, the following persons or entities owned of record, or were known to own beneficially, 5% or more of any class of the outstanding shares of a Fund:

Fund Name	Name and Address of Beneficial Owner	Class	Percentage

Interstate Tax-Exempt Fund	RESERVE MANAGEMENT CORP. 1250 BROADWAY NEW YORK NY 10001-3701	15	49.96%

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RESERVE PARTNERS 1250 BROADWAY NEW YORK NY 10001-3701	15	49.96%
E.E. HOOD, JR. & KAY T. HOOD JT TEN P.O. BOX 2038 BANNER ELK, NC 28604	25	20.86%
KEITH FRANKEL 87 BROOKSIDE TERRACE NORTH CALDWELL NJ 07006-5801	25	39.19%
MAHESH MITTAL 6906 TOLLING BELLS CT COLUMBIA MD 21044-4247	25	7.90%
ESTATE OF ROBERT CANTWELL BARBARA H. CANTWELL, EXECUTRIX 5 MEADOW DRIVE - ROCK RIDGE GREENWICH, CT 06831	25	16.25%
FIRST FIDELITY BANK 5101 N CLASSEN, SUITE 500 OKLAHOMA CITY, OK 73118	25	7.70%
COPPERMARK BANK 3333 NORTHWEST EXPRESSWAY OKLAHOMA CITY, OK 73112	45	97.79%
FIRST VICTORIA NATIONAL BANK 101 S. MAIN STREET VICTORIA, TX 77901-1338	70	99.97%
TOWER BANK & TRUST COMPANY 116 EAST BERRY STREET FORT WAYNE IN 46802	75	99.83%
AMERITRADE HOLDING CORP - TAX EXEMPT CORPORATE FINANCE 4211 SOUTH 102ND STREET OMAHA NE 68127	INST	16.80%
AMERITRADE ONLINE HOLDING CORP - TAX EXEMPT CORPORATE FINANCE 4211 SOUTH 102ND STREET OMAHA NE 68127	INST	7.77%
MBIA LIABILITY MATCHING SONYA LINDER 113 KING STREET ARMONK NY 10504	INST	6.59%
ORKIN EXPANSION, INC. ANDY SMITH 2170 PIEDMONTROAD, NE ATLANTA GA 30324	INST	5.20%
FREMONT INVESTORS, INC. CONTROLLER 199 FREMONT STREET SAN FRANCISCO CA 94105	INST	9.92%
KOCH CAPITAL INVESTMENTS COMPANY LLC 4111 E. 37TH STREET NORTH WICHITA KS 67220	INST	11.89%
CDW CORPORATION 200 N. MILWAUKEE AVE VERNON HILLS IL 60061	INST	10.90%

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	TD WATERHOUSE INVESTOR SERVICES, INC BANK RECONCILIATION P.O. BOX 2226 OMAHA NE 68103	INST	19.82%
	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF SECURITIES AMERICA, INC. 200 LIBERTY ST 1 WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT. 5TH FL NEW YORK NY 10281	R	19.18%
	FERRIS BAKER WATTS, INC INTERSTATE OMNIBUS ACCOUNT 8403 COLESVILLE RD, # 900 SILVER SPRING MD 20910	R	12.57%
	AEIS OMNIBUS ACCT - INTERSTATE 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	R	17.10%
	RICHARD C NOVETZKE & SALLY J NOVETZKE JTTEN 4747 MT VERNON RD S E CEDAR RAPIDS IA 52403-3941	Treasurer’s Trust	8.05%
California Tax Exempt Fund	AEIS OMNIBUS - CALIFORNIA II 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	36.21%
	THE HARRIS FAMILY TRUST 1997 3410 HERMOSA AVE HERMOSA BEACH CA 90254-2028	Single Class	5.74%
Connecticut Tax Exempt Fund	SCUDDER INVESTMENTS SERVICE COMPANY FBO LINSCO/PRIVATE LEDGER FINANCIAL SERVICES 811 MAIN STREET 7TH FLOOR KANSAS CITY MO 64105	Single Class	8.02%
	AEIS OMNIBUS ACCOUNT - CONNECTICUT 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	28.72%
	SCUDDER INVESTMENTS SERVICE COMPANY FBO ADP CLEARING & OUTSOURCING, INC. 26 BROADWAY NEW YORK, NY 10004-1703	Single Class	19.66%

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Florida Tax-Exempt Fund	AEIS OMNIBUS ACCT - FLORIDA 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	20.58%
Massachusetts Tax-Exempt Fund	ALLEN L FRIEDMAN & ELSIE FRIEDMAN JT TEN 13 MARK VINCENT DR WESTFORD MA 01886	Single Class	3.18%
	AEIS OMNIBUS ACCT - MASSACHUSETTS 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	39.06%
	SCUDDER INVESTMENTS SERVICE COMPANY FBO LINSCO/PRIVATE LEDGER FINANCIAL SERVICES 811 MAIN STREET 7TH FLOOR KANSAS CITY MO 64105	Single Class	18.27%
Michigan Tax-Exempt Fund	FERRIS BAKER WATTS, INC MICHIGAN OMNIBUS ACCOUNT 8403 COLESVILLE RD, # 900 SILVER SPRING MD 20910	Single Class	10.67%
	AEIS OMNIBUS ACCT - MICHIGAN 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	37.21%
New Jersey Tax-Exempt Fund	AEIS OMNIBUS ACCT - NEW JERSEY 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	27.09%
Ohio Tax-Exempt Fund	SCUDDER INVESTMENTS SERVICE COMPANY FBO LINSCO/PRIVATE LEDGER FINANCIAL SERVICES 811 MAIN STREET 7TH FLOOR KANSAS CITY MO 64105	Single Class	19.01%
	FERRIS BAKER WATTS, INC OHIO OMNIBUS ACCOUNT 8403 COLESVILLE RD, # 900 SILVER SPRING MD 20910	Single Class	4.54%
	AEIS OMNIBUS ACCT - OHIO 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	30.66%
Pennsylvania Tax-Exempt Fund	BRIAN G MCELWEE C/ O VALLEY FORGE INV CORP BOX 837 VALLEY FORGE PA 19482-0837	Single Class	6.77%
	AEIS OMNIBUS ACCT - PENNSYLVANNIA 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	20.56%
Virginia Tax-Exempt Fund	AEIS OMNIBUS - VIRGINIA 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	35.48%

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	ALBERT HALPRIN & JANICE OBUCHOWSKI JT TEN 1340 POTOMAC SCHOOL ROAD MCLEAN VA 22101	Single Class	7.97%
	SCUDDER INVESTMENTS SERVICE COMPANY FBO LINSCO/PRIVATE LEDGER FINANCIAL SERVICES 811 MAIN STREET 7TH FLOOR KANSAS CITY MO 64105	Single Class	5.81%
	CHARLES J PACKARD 3020 WAVERLY DR CHARLOTTESVILLE VA 22901-9574	Single Class	5.30%
	MATTHEW MCBRADY 703 ST CLAIR AVE CHARLOTTESVILLE VA 22902	Single Class	5.80%
New York Tax-Exempt Fund	THE DAVID LERNER REVOCABLE LIVING TRUST 477 JERICHO TURNPIKE P.O. BOX 9006 SYOSSET NY 11791	Single Class	9.94%
	AEIS OMNIBUS ACCT - NY 733 MARQUETTE AVE I9/692 MINNEAPOLIS MN 55440	Single Class	16.25%
Arizona Municipal Money-Market Fund	H HOLDEN SMITH TTEE H HOLDEN SMITH TRUST DTD 11/27/95 117 E SAN MIGUEL PHOENIX AZ 85012-1338	R	84.84%
	THOMAS R HISLOP TTEE OR MARILYN A HISLOP TTEE T HISLOP FAMILY TRUST DTD 08/05/2005 44TH ST STE 100 PHOENIX AZ 85018-7247	R	5.98%
Louisiana Municipal Money-Market Fund	CORNELIUS C CRUSEL JR 650 POYDRAS STREET SUITE #1500 NEW ORLEANS LA 70130	Single Class	6.91%
	RUTH ELIZABETH BELL CLARK 113 CANTERBURY LAFAYETTE LA 70503-3639	Single Class	5.14%
	BERTRAND A. WILSON SEPARATE PROPERTY ACCOUNT POST OFFICE BOX 2430 NEW ORLEANS, LA 70176	Single Class	22.01%
	MRS MARJORIE J MILLAR 309 SENA DRIVE METAIRIE LA 70005	Single Class	6.70%
Minnesota Municipal Money-Market Fund	LAURA A SANDAGER 18442 KANE AVE NERSTRAND MN 55053	Single Class	7.52%
	KING CAPITAL CORP 5500 WAYZATA BLVD STE 1400 MINNEAPOLIS MN 55416-1578	Single Class	53.95%

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PETER J KING 5500 WAYZATA BLVD., SUITE 1400 GOLDEN VALLEY MN 55416	Single Class	9.40%

Any shareholder beneficially owning more than 25% of a Fund’s outstanding shares, either directly or indirectly may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than votes from other shareholders.

PROXY VOTING. The Trustees have delegated proxy voting authority in respect to the Funds’ portfolio securities to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted

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and implemented the proxy voting policy and procedures set forth in Appendix B to this SAI with respect to the Trusts. RMCI believes that the policy and procedures ensure that proxies are voted in the best interests of the Funds, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI’s proxy voting policies and procedures, are available upon request. Please contact The Reserve, 1250 Broadway, New York, NY 10001-3701, Attn: Client Services or call 888-823-2867 to request a copy.

OTHER MATTERS. The Trusts have determined that certain of the service contracts, including investment management agreements, and distribution plans for the Funds other than the Arizona Municipal Money-Market Fund have lapsed or were not properly approved or adopted due to an administrative error. The Trusts and the Adviser are taking all necessary steps to remedy this, including obtaining shareholder approval of the retention of fees paid and the approval of new service contracts and distribution plans.

INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trusts. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are considered “controlling persons” of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trusts, on behalf of each of the Funds, have entered into Investment Management Agreements with the Adviser (each a “Management Agreement”) which provide for a comprehensive management fee structure. Under each Management Agreement, RMCI manages the respective Fund’s investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of each Investment Management Agreement, RMCI is paid a comprehensive management fee (the “Management Fee”), which includes the advisory fee, all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the administrative and customary operating expenses for the Arizona Municipal Money-Market Fund are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, insurance, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees and other government imposed fees and expenses, costs of shareholder meetings, including proxy solicitations, the compensation of the Chief Compliance Officer and related expenses, the fees of the Trustees who are not interested persons of the Adviser as defined in the Investment Company Act (the “Independent Trustees”) and the fees of the independent counsel to the Independent Trustees. Excluded from the administrative and customary operating expenses for the Louisiana and Minnesota Municipal Money-Market Funds are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees and the fees and costs of the disinterested Trustees. Excluded from the administrative and customary operating expenses for all other Funds are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, and the fees of the Independent Trustees. The Management Fee is paid on the average daily net assets of the share classes according to the following schedule:

R and Single State	95	Treasurer’s Trust	75	70	45	35	25	20	15	Institutional
0.80%	0.75%	0.60%	0.55%	0.50%	0.45%	0.35%	0.25%	0.20%	0.15%	0.12%

The Investment Management Agreements are renewed annually if approved by the Trustees and by a separate vote of a majority of the non-interested Trustees. Each Investment Management Agreement may be terminated without penalty, upon sixty (60) days’ written notice by RMCI or by a vote of the Trustees or of a majority of the outstanding voting shares of a Fund.

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From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund’s expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures and other payments to financial intermediaries, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees, and waived fees in the amounts shown, for each Fund for the fiscal years indicated:

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INTERSTATE TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$2,384,878	$272,812
2005	$2,892,598	$12,553
2006	$3,222,810	$21,610

CALIFORNIA TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$831,589	$120,485
2005	$827,926	$6,457
2006	$910,632	$2,309

CONNECTICUT TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$223,444	$39,150
2005	$167,520	$1,022
2006	$206,005	$2,554

FLORIDA TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$343,131	$41,754
2005	$355,130	$1,408
2006	$400,830	$849

MASSACHUSETTS TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$153,263	$23,631
2005	$144,635	$881
2006	$173,812	$0

MICHIGAN TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$63,740	$7,510
2005	$86,242	$206
2006	$120,029	$2,397

NEW JERSEY TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$423,504	$67,733
2005	$409,126	$3,951
2006	$411,808	$3,450

OHIO TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$96,633	$11,192
2005	$113,527	$77
2006	$153,980	$561

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PENNSYLVANIA TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$357,106	$35,154
2005	$348,640	$453
2006	$350,550	$4,474

VIRGINIA TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$95,346	$12,154
2005	$92,769	$476
2006	$130,241	$15,641

NEW YORK TAX-EXEMPT FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$1,720,277	$277,350
2005	$1,402,546	$10,280
2006	$1,436,851	$1,959

ARIZONA MUNICIPAL MONEY-MARKET FUND

Year Ended May 31,	Management Fee		Fee Waiver
2004	$	N/A	$	N/A
2005	$	N/A	$	N/A
2006		$140		$13

LOUISIANA MUNICIPAL MONEY-MARKET FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$1,374	$625
2005	$2,044	$24
2006	$6,552	$3,866

MINNESOTA MUNICIPAL MONEY-MARKET FUND

Year Ended May 31,	Management Fee	Fee Waiver
2004	$3,086	$867
2005	$7,752	$76
2006	$18,544	$1,614

DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trusts have adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a “Distribution Plan” and together the “Distribution Plans”) with respect to Class R, Class 70 and Class 75 shares of the Interstate Fund, Class R and Class 75 of the Arizona Municipal Money-Market Fund and the single share class of the State Funds, the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund. Under its respective Distribution Plan, each Fund pays distribution (12b-1) fees on the average daily net assets of those classes at the rate of 0.20%, regardless of the amount of distribution expenses incurred.

DISTRIBUTION AGREEMENT. Each Trust, on behalf of the Funds, has entered into a distribution agreement with Resrv (the “Distributor”), an affiliate of RMCI (each a “Distribution Agreement” and together the “Distribution Agreements”) for the distribution of each Fund’s shares. The Trusts have authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by Prospectus. Resrv, located at 1250 Broadway, New York, NY 10001-3701, acts as the “principal underwriter” for the Funds and as such arranges for the continuous offering of shares of Class R, Class 95, Class 70 and Class 75 of the Interstate Fund, Class R and Class 75 of the Arizona Municipal Money-Market Fund and the single share class of each State Fund, the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv’s principal business is the distribution of mutual fund shares.

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Resrv uses distribution (12b-1) fees to pay brokers, financial institutions and other financial intermediaries (“Intermediaries”) for services to the Funds’ shareholder accounts for Class R, Class 95, Class 70 and Class 75 shares of the Interstate Fund, Class R and Class 75 of the Arizona Municipal Money-Market Fund and the single share class of each of the State Funds, the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund (“distributed accounts”) at an annual rate of 0.20% of the average daily net assets of the distributed accounts serviced by such Intermediary.  Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the Intermediary’s clients accounts. Substantially all such payments are paid to Intermediaries for distribution and shareholder liaison services.

A Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust’s Controller or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees’ annual consideration of the renewal of the Distribution Plans and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. Each Fund paid the following fees under its respective Distribution Plan for the periods indicated:

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Year Ended May 31,	Interstate	California	Connecticut
2004	$537,324	$207,897	$55,861
2005	$558,482	$206,982	$41,880
2006	$566,773	$227,490	$51,592

Year Ended May 31,	Florida	Massachusetts	Michigan
2004	$85,782	$38,316	$15,934
2005	$88,782	$36,159	$21,560
2006	$99,989	$43,548	$30,013

Year Ended May 31,	New Jersey	Ohio	Pennsylvania
2004	$105,876	$24,158	$89,276
2005	$102,281	$28,381	$87,160
2006	$102,867	$38,565	$87,774

Year Ended May 31,	Virginia	New York	Arizona	Louisiana	Minnesota
2004	$23,836	$430,070	$0	$344	$772
2005	$23,192	$350,636	$0	$511	$1,938
2006	$32,553	$359,213	$35	$1,638	$4,639

Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services in regard to the distributed accounts of the respective Fund. As of May 31, 2006, for the period since the inception of each Distribution Plan, the distribution expenses have equaled or exceeded the distribution revenues paid under the distribution plan for each of the Funds.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources, including amounts paid to it under Management Agreements. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to a Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from a Fund with a corresponding increase in the Fund’s expense ratio. The amounts paid, which can vary by Intermediary, can be used by the Intermediary to offset its costs associated with account maintenance support, statement preparation, and transaction processing and other shareholder support services. Amounts paid by RMCI to Intermediaries, which vary by class of shares, represent a substantial portion of the amount received by RMCI under the Management Agreements. In addition to amounts paid under Distribution Plans or by RMCI, an Intermediary may charge a fee for its services directly to its clients. To the extent Intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, RMCI and its affiliates benefit from the incremental management and other fees paid to RMCI and its affiliates by a Fund with respect to those assets.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by the vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan or Distribution Agreement, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to the Distribution Plan or the Distribution Agreement must be approved by a vote of the Trustees and of the non-interested Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan or Distribution Agreement may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund or the relevant class if the termination related to a particular class of shares of the Fund, or by a vote of the non-interested Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

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OTHER SERVICE PROVIDERS

TRANSFER AGENT. Each Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase & Co., 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the “Custodian”) pursuant to a Custodian Agreement with each Trust on behalf of each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has selected KPMG LLP (“KPMG”), 345 Park Avenue, New York, NY 10154 as each Trust’s independent registered public accounting firm. The Funds’ financial statements for the fiscal year ended May 31, 2006, have been audited by KPMG and are incorporated herein by reference in reliance upon the report of such firm.

HOW TO BUY AND SELL SHARES

Information relating to the calculation of net asset value and to the purchase and redemption of shares of each Fund is located in the Prospectus.

SHAREHOLDER SERVICES

In addition to the shareholder services described in the Prospectus, the following services are available to investors in Class 70, Class 75, Class 95 and Class R of the Interstate Fund, the Class Treasurer’s Trust, Class 75 and Class R of the Arizona Municipal Money-Market Fund and in the Single Class of the State Funds, the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund.

RESERVE CASH PERFORMANCE ACCOUNTS. The Reserve Cash Performance Account (“CPA”) and the Reserve Cash Performance Account Plus (“CPA Plus”) provide a comprehensive package of additional services to investors.  You will need to complete the application or a signature card (for existing accounts) and certain other documentation, in order to use these services. These packages provide a checking arrangement whereby you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transaction activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Intermediaries.

A VISA Debit Card is also available with these packages. There is a $10.00 annual fee for the VISA Debit Card to CPA investors. There is no additional fee for CPA Plus investors. The VISA Debit Card functions exactly as a conventional VISA credit card does, except that the cardholder’s account is automatically charged for all purchases and cash advances, thus eliminating monthly billing and finance charges. You may also use your VISA Debit Card to get cash at ATMs.

Investors have a choice of receiving a cash rebate, currently 1%, on all VISA purchases, which is credited to their account, or, for an additional $35, participating in the Reserve Airline Rewards Program. As with the checking facility, VISA charges are paid by liquidating shares in your account, but any charges that exceed the balance at the time they are presented will be rejected. VISA Debit Card issuance is subject to credit approval. The Trust, VISA or the bank may reject any application for checks or debit cards and may terminate an account at any time. Conditions for obtaining a VISA Debit Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA Debit Card are intended to provide investors with easy access to their account balances.

Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Debit Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently Bank One at 800-VISA-911 or 800-847-2911, which can be reached 24 hours a day, seven (7) days a week or telephoning the Fund at 800-637-1700 or 212-401-5500 on Monday through Friday, 8:30 AM to 6:00 PM, Eastern time.

For more information regarding features of the CPA and CPA “Plus” packages, as well as the Terms & Conditions of the Reserve Airline Rewards Program, please call the Funds at 800-637-1700. The Funds will charge a

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nonrefundable annual CPA “Plus” service fee, currently $60, which may be charged to the account at the rate of $5 monthly. CPA and CPA “Plus” participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and processing returned checks. These fees may be changed at any time upon 30 days’ notice to participants. In addition, Intermediaries in this program may charge their own additional service fees and may establish their own minimum check amount.

The use of checks and VISA Debit Cards by participants will be subject to the terms of the Reserve CPA Application and the VISA Account Shareholder Agreement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. Federal and local income tax considerations regarding the purchase, ownership and disposition of shares of the Fund.  This summary does not address all of the potential U.S. Federal and local income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  The Fund and the Adviser do not provide tax advice and strongly urge investors to consult their own tax adviser(s) with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day the Exchange and The Reserve are open for business. Each Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains un-cashed for six months, the Funds reserve the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

TAXES. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Funds of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to federal income tax and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

In order to qualify as a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that ere traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s asset is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its net tax-exempt income will be eligible for designation as exempt-interest dividends if at close of each fiscal quarter at least 50% of the Fund’s total assets are comprised of tax-exempt

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securities. Exempt-interest dividends are generally free of federal income tax liability but may be subject in whole or part to AMT or state taxes.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) will be taxable to a U.S. shareholder as ordinary income. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2010 is set at a maximum 15%. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income”. Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates. Similarly, because no portion of a Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. Federal income tax purposes.  If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.  Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by a Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.  Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.  In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation.  Shareholders should consult their own tax advisors as to whether they are (i) ”substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of a Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of a Fund on the reinvestment date. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

Certain states exempt from state income taxation dividends paid by RICs, which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

In the event that a Fund fails to maintain a constant NAV per share, upon the sale or other disposition of shares of the Fund, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder’s

34

holding period for the shares. A loss realized on a sale or exchange of a Fund’s shares will be disallowed if other shares of such Fund are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.

The Funds are currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (“TIN”) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is generally the shareholder’s social security number.

The tax consequences to a foreign shareholder of an investment in a Fund will generally be different from those described herein.

For a better understanding of certain material state tax consequences, please read below. This summary does not address all of the potential applicable state tax consequences. Investors are strongly urged to consult their own tax advisers.

CALIFORNIA TAXES. Under existing California laws, distributions made by the Fund will not be subject to California individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the California Revenue and Taxation Code, and provided further that at the close of each quarter, at least 50% of the value of the total assets of the Fund consists of obligations the interest of which is exempt from California taxation under either the Constitution or laws of California or the Constitution or laws of the United States. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to California individual income taxes. Dividends of the Fund are not exempt from the California taxes payable by corporations.

CONNECTICUT TAXES. Under existing Connecticut laws, distributions made by the Fund will not be subject to Connecticut individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest on obligations issued by or on behalf of the state of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the state of Connecticut and (ii) interest on obligations the income of which may not, by federal law, be taxed by a state, such as bonds issued by the government of Puerto Rico.  Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Connecticut individual income taxes. Distributions from the Fund to a shareholder subject to the Connecticut corporation business tax are not eligible for the dividends received deduction under the Connecticut corporation business tax and therefore are included in the taxable income of a taxpayer to the extent such distributions are treated as either exempt-interest dividends or capital gains dividends for federal income tax purposes.  All other distributions from the Fund are eligible for the Connecticut corporation business tax dividends received deduction.

FLORIDA TAXES. Shareholders of the Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund Shares in their taxable intangible property if 90% of the Fund’s investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. However, if less than 90% of the portfolio consists of assets which are exempt on the annual assessment date, only the portion of the Shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the Florida intangibles tax, even if they partly relate to Florida tax exempt securities. Effective January 1, 2007, the Florida intangibles tax has been repealed. If Florida were to adopt an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Florida state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Florida state income tax. A constitutional amendment approved by referendum would be required before an individual tax could be imposed.

MASSACHUSETTS TAXES. Under existing Massachusetts laws, distributions made by the Fund will not be subject to Massachusetts personal income taxes to the extent that such dividends qualify as exempt-interest dividends under the Code, and represent (i) interest or gain on obligations issued by the Commonwealth of Massachusetts, its political subdivisions or agencies; or (ii) interest on obligations of the United States, its territories or possessions to the extent exempt from taxation by the states pursuant to federal law. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Massachusetts personal income taxes. Shareholders subject to the Massachusetts corporate excise tax must include all dividends paid by the Fund in their net income, and the value of their shares of stock in the Fund in their net worth, when computing the Massachusetts excise tax.

MICHIGAN TAXES. Under existing Michigan laws, distributions made by the Fund will not be subject to Michigan personal

35

income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest from obligations of Michigan or any of its political subdivisions, and (ii) income from obligations of the United States government which are exempted from state income taxation by a law of the United States. Distributions of the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived form interest on obligations of Michigan or its political subdivisions, or obligations of the United States government that are exempt from state taxation by a law of the United States. Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Fund are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.

NEW JERSEY TAXES. Under existing New Jersey laws, distributions made by the Fund will not be subject to New Jersey income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest or gain from obligations issued by or on behalf of the state of New Jersey or any county, municipality, school, or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, and (ii) interest or gain from obligations (such as obligations of the United States) that are statutorily free from New Jersey taxation under federal or New Jersey state laws. Conversely, to the extent that the distributions by the Fund are attributable to other types of obligations, such distributions will be subject to New Jersey income taxes. Distributions received by a corporate shareholder from the Fund will not be exempt from New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

OHIO TAXES. Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest or gain from obligations issued by or on behalf of the state of Ohio or any county, municipality, school, or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of Ohio, and (ii) interest or gain from obligations (such as obligations of the United States) that are statutorily free from Ohio taxation under federal or Ohio state laws. Conversely, to the extent that the distributions by the Fund are attributable to other types of obligations, such distributions will be subject to Ohio income taxes. Distributions received by a corporate shareholder from the Fund will not be exempt from Ohio Corporation Business Tax or Ohio Corporation Income Tax.

PENNSYLVANIA TAXES. Under existing Pennsylvania laws, distributions made by the Fund derived from interest on obligations free from state taxation in Pennsylvania are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax exempt obligations.

VIRGINIA TAXES. Under existing Virginia laws, distributions made by the Fund will not be subject to Virginia income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest or gain from obligations issued by or on behalf of the Commonwealth of Virginia or any political subdivision thereof or (ii) interest or gain from obligations issued by a territory or possession of the United States or any political subdivision thereof which federal law exempts from state income taxes. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Virginia income taxes.

NEW YORK TAXES. Under existing New York laws, distributions made by the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent interest income attributable to obligations issued by the state of New York and its political subdivisions as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to New York State and New York City personal income taxes. Dividends paid by the Fund are exempt from the New York City unincorporated business taxes to the same extent that they are exempt from the New York City personal income taxes. Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

ARIZONA TAXES. Under existing Arizona laws, distributions made by the Fund will not be subject to Arizona individual or corporate income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code, and represent (i) interest on obligations received on obligations of the United States or its territories or possessions and (ii) interest income received on obligations of Arizona or its political subdivisions.  Conversely, to the extent that the distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Arizona income taxes.

LOUISIANA TAXES. Under existing Louisiana laws, dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on the exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the State nor any of its municipalities may impose property tax on fund shares.

MINNESOTA TAXES. Under existing Minnesota laws, distributions made by the Fund will be exempt from Minnesota regular personal income tax to the extent that such distributions qualify as exempt-interest dividends under the Code, and provided further that

36

at least 95% of such distributions are derived from interest on obligations issued by the State of Minnesota or any of its political or governmental subdivisions, municipalities or governmental agencies or instrumentalities. Distributions made by the Fund will also be exempt to the extent that they are derived from interest on federal obligations and are reported federally as dividend income by shareholders. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Minnesota regular personal income taxes. Dividends of the Fund are not exempt from Minnesota corporate income taxes.

Investors are advised to consult their own tax adviser(s) with respect to the particular tax consequences to them of an investment in a Fund.

INFORMATION ABOUT THE TRUSTS

Each Trust’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, and redemptions. The Trustees do not intend to hold annual shareholder meetings but will call such special meetings of shareholders as may be required under the Investment Company Act or by the Declaration of Trust.

Further, each Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any un-issued shares of a Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares. Any such changes must comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class.

Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective class of Fund shares available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

Each share has one vote except that if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

All consideration received by a Trust for shares of the Funds or one of classes and all assets in which such consideration is invested will belong to that Fund (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trusts have the ability to create, from time to time, new series and/or classes without shareholder approval.

37

Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds’ obligations unless, as in this instance, the Declarations of Trust provide, in substance, that no shareholder or trustee shall be personally liable for the Funds, and each investment portfolio’s obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declarations of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

The Declarations of Trust further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in any Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Use Of Joint Prospectus And Statement Of Additional Information. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any other Fund, is liable for any material misstatement or omission about it in the Prospectus or SAI.

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FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended May 31, 2006 are incorporated into this SAI by reference to the Funds’ Annual Report dated May 31, 2006. The Funds’ Annual Report is available at no charge by calling 800-637-1700.

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Appendix A

CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

Standard & Poor’s (“S&P”) Instruments with the greatest capacity for timely payment are rated A by S&P. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody’s highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing;” MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch Ratings (“Fitch”) employs the ratings F1 - F3 for short-term investment grade obligations. F1 denotes the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments. A “+” may be appended to an F1 rating class to denote any exceptionally strong credit feature. F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 denotes fair credit quality. It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks. ‘A’ denotes a very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects. ‘B’ denotes a strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects. ‘C’ denotes an adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.

A-1

Appendix B

RESERVE MANAGEMENT COMPANY, INC
PROXY VOTING POLICY AND PROCEDURES

I.              POLICY

Reserve Management Company, Inc. (the “Adviser”) acts as investment adviser for the various series of The Reserve funds, registered investment companies, referred to collectively as the “Funds”. The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

When voting proxies for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund’s account.

II.            PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.           PROCEDURES

The Portfolio Manager of each Fund (each a “Portfolio Manager”) is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of each Fund’s best interests. Although many proxy proposals can be voted in accordance with the Funds’ established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

A.            Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

1.             Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.             Obtain Consent. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund’s account.

Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A.

B.            Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.             Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

2.             Terminated Account:  Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

3.             Limited Value:  If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

4.             Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund’s account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds’ custodian in place at that time.

5.             Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.           RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.            PROXY VOTING GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company’s board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

A.            Board Approved Proposals

The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer’s board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds’ proxies will generally be voted for board-approved proposals, except as follows:

a.                                       The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

b.                                      The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

The Funds will vote on a case-by-case basis on board approved proposals:

•                  relating to executive compensation.

•                  relating to changes in a company’s capitalization.

•                  relating to acquisitions, mergers, re-incorporations, reorganizations and other similar transactions.

•                  to adopt any form of anti-takeover measures.

•                  to amend a company’s charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

•                  on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

B.            Stockholder Proposals

The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals often seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

C.                                     Voting Shares of Foreign Issuers

Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

Approved as of March 6, 2006

PART C

Item 23. Exhibits

(a) Declaration of Trust, filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1, dated March 27, 2002, to its registration statement on Form N-1A (the “Registration Statement”) is incorporated by reference.

(b)(1) By-laws and Amendments, filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement, dated March 27, 2002, is incorporated by reference.

(b)(2) Amendment to By-laws, filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement, dated September 28, 2005, is incorporated by reference.

(c) See exhibits “a” and “b.”

(d)(1) Form of Investment Management Agreement, filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement, dated March 27, 2002, is incorporated by reference.

(d)(2) Form of Investment Management Agreement for Arizona Municipal Money Market Fund, dated December 23, 2005, filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

(e)(1) Form of Distribution Agreement, filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement, dated March 27, 2002, is incorporated by reference.

(e)(2) Form of Registered Dealer Agreement for Arizona Municipal Money Market Fund, filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

(f) Not applicable.

(g)(1) Global Custodian Agreement with Chase Manhattan Bank, filed as exhibit to Post-Effective Amendment No. 36 of the Reserve Tax-Exempt Trust to the registration statement dated July 31, 1999, is incorporated by reference.

(g)(2) Amendment to Global Custodian Agreement, filed as an exhibit to Post-Effective Amendment No. 42 to the registration statement of the Reserve Tax-Exempt Trust, dated July 19, 2001, is incorporated by reference.

(g)(3) Amendment to Global Custodian Agreement, dated April 27, 2005, filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement, dated September 28, 2005, is incorporated by reference.

(h) Transfer and Dividend Disbursing Agreement, filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1, dated March 27, 2002, is incorporated by reference.

(i) Opinion of Counsel – Filed herewith.

(j) Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k) Not applicable.

(l)(1) Initial Capital Agreement, filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1, dated March 27, 2002, is incorporated by reference.

(l)(2) Purchase Agreement dated December 22, 2005, for Arizona Municipal Money Market Fund, filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

(m)(1) Plan of Distribution filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement, dated March 27, 2002, is incorporated by reference.

(m)(2) Plan of Distribution for Arizona Municipal Money Market Fund, filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

(n)(1) Registrant’s Multiple Class Plan pursuant to Rule 18f-3, filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

(n)(2) Registrant’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 - Filed herewith.

(o) Power of Attorney – Filed herewith.

(p) Code of Ethics filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement, dated March 29, 2006, is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any person or entity.

Item 25. Indemnification.

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Reserve Management Company, Inc. (“RMCI”) acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Reserve Municipal Money-Market Trust, Reserve Short Term Investment Trust and Hallmark Investment Series Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since June 1, 2003 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce R. Bent is Chairman, President and Treasurer, Mr. Bruce R. Bent II is Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer and Mr. Arthur T. Bent III is Co-Chief Executive Officer, Senior Vice President and Assistant Secretary for each of the Trusts for which RMCI acts as investment adviser. The address of each of the entities listed below is 1250 Broadway, 32nd Floor, New York, New York 10001-3701.

Name	Position(s) with the Adviser	Other Business
Bruce R. Bent	Chairman	Chairman of Reserve Management Corporation; Chairman of Resrv Partners, Inc.

Bruce R. Bent II	Vice Chairman, President, Assistant Secretary and Assistant Treasurer	Vice Chairman, Senior Vice President, Assistant Secretary and Assistant Treasurer of Reserve Management Corporation; Vice-Chairman, Secretary and Assistant Treasurer of Resrv Partners, Inc.

Arthur T. Bent III	Vice Chairman, Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary	Vice Chairman, President, Treasurer and Assistant Secretary of Reserve Management Corporation; Vice Chairman, Treasurer and Assistant Secretary of Resrv Partners, Inc.

Edmund P. Bergan, Jr.	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Reserve Management Corporation; Senior Vice President, General Counsel and Assistant Secretary of Resrv Partners, Inc.

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer of Resrv Partners, Inc.

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer of Resrv Partners, Inc.

Item 27. Principal Underwriters.

(a) Resrv Partners, Inc., the principal underwriter of the Registrant, also acts as principal underwriter to Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust, Hallmark Equity Series Trust, Hallmark Investment Series Trust and Reserve Short-Term Investment Trust.

(b) Provided below is the name, positions and offices with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001.

Name	Position(s) and office(s) with Resrv Partners, Inc	Position(s) and office(s) with the Registrant
Bruce R. Bent	Chairman	Chairman, President and Treasurer

Bruce R. Bent II	Vice-Chairman, Secretary and Assistant Treasurer	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Arthur T. Bent III	Vice-Chairman, Treasurer and Assistant Secretary	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Mary Belmonte	President	None

Edmund P. Bergan, Jr.	Senior Vice President, General Counsel and Assistant Secretary	Secretary and General Counsel

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer

(c)  Not applicable.

Item 28. Location of Accounts and Records.

All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant’s Custodian.

Item 29. Management Services.

None.

Item 30. Undertakings.

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 28th day of September 2006.

The Reserve Fund

By:	/s/ Bruce R. Bent II
Bruce R. Bent II, Co-Chief Executive Officer,
Senior Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Bruce R. Bent*	Chairman, President and Treasurer	September 28, 2006
Bruce R. Bent

/s/ Bruce R. Bent II	Co-Chief Executive Officer, Senior Vice	September 28, 2006
Bruce R. Bent II	President and Assistant Treasurer

/s/ Arthur T. Bent III	Co-Chief Executive Officer, Senior Vice	September 28, 2006
Arthur T. Bent III	President and Assistant Secretary

/s/ Patrick J. Farrell	Chief Financial Officer	September 28, 2006
Patrick J. Farrell

/s/ Edwin Ehlert, Jr.*	Trustee	September 28, 2006
Edwin Ehlert, Jr.

/s/ William Montgoris*	Trustee	September 28, 2006
William Montgoris

*By:	/s/ Bruce R. Bent II	September 28, 2006
Bruce R. Bent II
Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Numbers	Description

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(n)(2)	Registrant’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3

(o)	Power of Attorney